UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21181

Name of Fund: BlackRock Municipal 2020 Term Trust (BKK)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Municipal 2020 Term Trust, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2010

Date of reporting period: 04/30/2010

Item 1 – Report to Stockholders

Annual Report

APRIL 30, 2010

BlackRock Investment Quality Municipal Trust Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Pennsylvania Strategic Municipal Trust (BPS)

BlackRock Strategic Municipal Trust (BSD)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 ANNUAL REPORT

APRIL 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the period ended with high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe, concerns over the strength of the economic recovery and uncertainty surrounding the future of interest rate policies. Additionally, as the period drew to a close, the increasing likelihood of more stringent financial market regula-
tions added to the overall sense of investment uncertainty. Despite the uneven nature of recent market conditions, we continue to believe that the “Great
Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. There have been several corrections along the way and volatility levels have remained elevated — reflections of mixed economic data, lingering deflation issues (especially in Europe) and uncertainty surrounding financial regula-
tions. On balance, however, improving corporate revenues and profits and a positive macro backdrop helped push stock prices higher over the last twelve and six months. From a geographic perspective, US equities have outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down.

Within fixed income markets, yields have been moving unevenly as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, Treasury yields were falling as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. Over the course of the last twelve and six months, how-
ever, Treasuries underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds slightly outperformed taxable sectors over both the six- and twelve-month periods thanks to continued high demand levels, but have continued to face the headwinds of ongoing state and local budget problems. As in the taxable arena, high yield municipals have been out-
performing the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the
Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of April 30, 2010	6-month	12-month
US equities (S&P 500 Index)	15.66%	38.84%
Small cap US equities (Russell 2000 Index)	28.17	48.95
International equities (MSCI Europe, Australasia, Far East Index)	2.48	34.43
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.15
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(0.54)	(1.32)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	2.54	8.30
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.68	8.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	11.60	42.53

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through peri-
ods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and invest-
ment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look for-
ward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Trust Summary as of April 30, 2010

BlackRock Investment Quality Municipal Trust Inc.

Investment Objective

BlackRock Investment Quality Municipal Trust Inc. (BKN) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax consistent with the preservation of capital.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2010, the Trust returned 34.50% based on market price and 26.55% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 28.13% on a market price basis and
22.67% on a NAV basis. All returns reflect reinvestment of dividends. During the period, the Trust moved from a discount to NAV to a premium, which accounts for the difference between performance based on price and performance based on NAV. The Trust benefited from a tightening of credit spreads, specifically within the corporate high yield sector, which helped the Trust’s lower-quality holdings outperform. In addition, we actively structured new-issue deals with discounted coupons at the longer end of the Trust’s duration range. These holdings benefited from the outperformance of the new-issue market, the flattening of the yield curve and the reduced supply of tax-exempt issuance due to Build America Bonds (BAB) issuance. We also diversified the Trust’s holdings to increase exposure to specialty-state paper, which outperformed as a result of increased demand by retail buyers. Conversely, the Trust’s shorter maturity holdings, as well as its bonds with greater negative convexity, underperformed the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on New York Stock Exchange (“NYSE”)					BKN
	Initial Offering Date				February 19, 1993
	Yield on Closing Market Price as of April 30, 2010 ($14.19)[1]					7.10%
	Tax Equivalent Yield[2]					10.92%
	Current Monthly Distribution per Common Share[3]					$0.084
	Current Annualized Distribution per Common Share[3]					$1.008
	Leverage as of April 30, 2010[4]					37%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
	[3] The distribution is not constant and is subject to change.
	[4] Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets,
	which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.
	The table below summarizes the changes in the Trust’s market price and net asset value per share:
		4/30/10	4/30/09	Change	High	Low
	Market Price	$14.19	$11.35	25.02%	$14.35	$11.21
	Net Asset Value	$13.68	$11.63	17.63%	$13.86	$11.63

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/10	4/30/09
Health	25%	25%
County/City/Special District/
School District	17	20
State	13	12
Education	10	7
Utilities	9	8
Transportation	9	10
Housing	8	11
Corporate	7	5
Tobacco	2	2

Credit Quality Allocations[5]
	4/30/10	4/30/09
AAA/Aaa	18%	22%
AA/Aa	24	30
A	33	26
BBB/Baa	14	9
BB/Ba	1	3
B	3	1
CCC/Caa	—	1
Not Rated[6]	7	8

5 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors
Service (“Moody’s”) ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2010 and April 30,
2009, the market value of these securities was $17,071,058
representing 5% and $12,511,098 representing 4%, respectively, of the Trust’s long-term investments.

4 ANNUAL REPORT

APRIL 30, 2010

Trust Summary as of April 30, 2010

BlackRock Long-Term Municipal Advantage Trust

Investment Objective

BlackRock Long-Term Municipal Advantage Trust (BTA) (the “Trust”) seeks to provide current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2010, the Trust returned 31.25% based on market price and 26.81% based on NAV. For the same period, the closed-
end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 28.13% on a market price basis and 22.67% on a NAV basis.
All returns reflect reinvestment of dividends. The Trust's discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Positive performance was attributable in part to sector allocation decisions and included concentrations in health care, tobacco and corporate-related debt, which all performed well. Increasing risk appetite has also proven beneficial given the portfolio’s focus on lower-rated credits. Additionally, portfolio positioning with respect to a modestly long duration stance and an emphasis on longer-dated bonds was additive in an environment where yields on the long end of the curve fell substantially. Negative factors included underweight positioning in the transportation, public utilities and education sectors, all of which have performed well on a relative basis.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE	BTA
	Initial Offering Date	February 28, 2006
	Yield on Closing Market Price as of April 30, 2010 ($10.77)[1]	6.63%
	Tax Equivalent Yield[2]	10.20%
	Current Monthly Distribution per Common Share[3]	$0.0595
	Current Annualized Distribution per Common Share[3]	$0.7140
	Leverage as of April 30, 2010[4]	36%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 Represents TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	4/30/10	4/30/09	Change	High	Low
Market Price	$10.77	$8.79	22.53%	$10.97	$8.72
Net Asset Value	$11.27	$9.52	18.38%	$11.40	$9.52

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/10	4/30/09
Health	19%	12%
Education	16	16
County/City/Special District/
School District	14	15
Transportation	11	10
Utilities	10	8
Housing	10	12
State	9	9
Tobacco	7	13
Corporate	4	5

Credit Quality Allocations[5]
	4/30/10	4/30/09
AAA/Aaa	16%	18%
AA/Aa	45	37
A	9	8
BBB/Baa	8	15
BB/Ba	2	1
B	2	3
CCC/Caa	1	—
Not Rated[6]	17	18

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2010 and April 30,
2009, the market value of these securities was $5,264,180 repre-
senting 2% and $1,468,107 representing 1%, respectively, of the
Trust’s long-term investments.

ANNUAL REPORT

APRIL 30, 2010

Trust Summary as of April 30, 2010

BlackRock Municipal 2020 Term Trust

Investment Objective

BlackRock Municipal 2020 Term Trust (BKK) (the “Trust”) seeks to provide current income exempt from regular federal income tax and to return $15 per share (the initial public offering price) on or about December 31, 2020.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2010, the Trust returned 23.52% based on market price and 26.97% based on NAV. For the same period, the closed-
end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 28.13% on a market price basis and 22.67% on a NAV basis.
All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust benefited from declining interest rates, which pushed bond prices higher. Although the Trust has a generally shorter maturity profile relative to its Lipper category, performance was enhanced by the Trust’s allocation to longer maturities in the high yield sec-
tor. This sector outperformed as credit spreads narrowed in an improving market. Additionally, the Trust’s allocations to the health care sector overall and the hospitals sub-sector in particular outperformed for the period. The Trust is managed to meet a 2020 termination date, and as such, maintains a generally shorter duration than that of its Lipper category, which comprises longer-duration funds. Accordingly, the Trust did not fully benefit from the price apprecia-
tion that occurred among longer-dated securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE					BKK
	Initial Offering Date				September 30, 2003
	Termination Date (on or about)				December 31, 2020
	Yield on Closing Market Price as of April 30, 2010 ($14.89)[1]					5.02%
	Tax Equivalent Yield[2]					7.72%
	Current Monthly Distribution per Common Share[3]					$0.06225
	Current Annualized Distribution per Common Share[3]					$0.74700
	Leverage as of April 30, 2010[4]					38%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
	[3] The distribution is not constant and is subject to change.
	[4] Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attribu-
	table to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see
	The Benefits and Risks of Leveraging on page 10.
	The table below summarizes the changes in the Trust’s market price and net asset value per share:
		4/30/10	4/30/09	Change	High	Low
	Market Price	$14.89	$12.70	17.24%	$15.00	$12.47
	Net Asset Value	$14.51	$12.04	20.51%	$14.51	$12.04

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/10	4/30/09
Corporate	19%	17%
County/City/Special District/
School District	15	17
Health	15	15
Transportation	11	9
State	10	9
Utilities	9	8
Education	9	9
Tobacco	7	10
Housing	5	6

Credit Quality Allocations[5]
	4/30/10	4/30/09
AAA/Aaa	19%	22%
AA/Aa	10	16
A	23	17
BBB/Baa	29	27
BB/Ba	3	1
B	4	3
CC/Ca	—	1
Not Rated[6]	12	13

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2010 and April 30,
2009, the market value of these securities was $11,978,514 repre-
senting 3% and $5,768,611 representing 1%, respectively, of the
Trust’s long-term investments.

6 ANNUAL REPORT

APRIL 30, 2010

Trust Summary as of April 30, 2010

BlackRock Municipal Income Trust

Investment Objective

BlackRock Municipal Income Trust (BFK) (the “Trust”) seeks to provide high current income which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2010, the Trust returned 30.49% based on market price and 32.75% based on NAV. For the same period, the closed-
end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 28.13% on a market price basis and 22.67% on a NAV basis.
All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Positive performance was derived primarily from sector allocation decisions and included concentrations in health care, tobacco, county/city/special district/school district and corporate-related debt, which all performed well. Increasing risk appetite has also proven beneficial given the portfolio’s focus on lower-rated credits. Additionally, portfolio positioning with respect to a modestly long duration stance and an emphasis on longer-dated bonds was additive in an environment where yields on the long end of the curve fell substantially. Negative factors included underweight positioning in the tax-backed and public utilities sectors, both of which have performed well on a relative basis. Above market weight exposure to capital appreciation bonds also proved detrimental given their relative underperformance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE	BFK
	Initial Offering Date	July 27, 2001
	Yield on Closing Market Price as of April 30, 2010 ($13.44)[1]	7.02%
	Tax Equivalent Yield[2]	10.80%
	Current Monthly Distribution per Common Share[3]	$0.0786
	Current Annualized Distribution per Common Share[3]	$0.9432
	Leverage as of April 30, 2010[4]	37%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attribu-
table to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see
The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	4/30/10	4/30/09	Change	High	Low
Market Price	$13.44	$11.10	21.08%	$14.25	$10.68
Net Asset Value	$13.23	$10.74	23.18%	$13.34	$10.74

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/10	4/30/09
Health	18%	22%
State	14	9
Transportation	13	11
Corporate	12	12
Education	11	11
County/City/Special District/
School District	11	8
Utilities	11	13
Housing	6	9
Tobacco	4	5

Credit Quality Allocations[5]
	4/30/10	4/30/09
AAA/Aaa	18%	34%
AA/Aa	25	15
A	27	21
BBB/Baa	16	14
BB/Ba	1	3
B	7	4
CCC/Caa	1	1
Not Rated[6]	5	8

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2010 and April 30,
2009, the market value of these securities was $16,636,260 repre-
senting 2% and $17,649,155 representing 2%, respectively, of the
Trust’s long-term investments.

ANNUAL REPORT

APRIL 30, 2010

Trust Summary as of April 30, 2010

BlackRock Pennsylvania Strategic Municipal Trust

Investment Objective

BlackRock Pennsylvania Strategic Municipal Trust (BPS) (the “Trust”) seeks to provide monthly income which, in the opinion of bond counsel to the issuer, is exempt from regular federal and Pennsylvania income taxes.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2010, the Trust returned 49.41% based on market price and 23.80% based on NAV. For the same period, the closed-
end Lipper Pennsylvania Municipal Debt Funds category posted an average return of 29.96% on a market price basis and 18.43% on a NAV basis. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The Trust benefited from efforts to increase weighting in interest-rate-sensitive bonds, as tax-
exempt 30-year interest rates rallied 30 basis points (0.30%) lower. A greater weighting in the housing and health care sectors also contributed to Trust performance, as credit spreads generally tightened in these sectors. Conversely, a low relative distribution yield detracted from performance. Over the period, the Trust’s income component was a drag on total return performance, but recent efforts to increase current income have resulted in dividend growth and should be a positive factor in future returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE Amex	BPS
	Initial Offering Date	August 25, 1999
	Yield on Closing Market Price as of April 30, 2010 ($13.88)[1]	6.05%
	Tax Equivalent Yield[2]	9.31%
	Current Monthly Distribution per Common Share[3]	$0.07
	Current Annualized Distribution per Common Share[3]	$0.84
	Leverage as of April 30, 2010[4]	40%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The Monthly Distribution per Common Share, declared on June 1, 2010, was increased to $0.0725 per share. The Yield on Closing Market Price,
Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	4/30/10	4/30/09	Change	High	Low
Market Price	$13.88	$ 9.85	40.91%	$13.93	$ 9.84
Net Asset Value	$13.86	$11.87	16.76%	$14.03	$11.86

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/10	4/30/09
Health	31%	24%
Housing	16	14
State	15	15
Education	14	9
Transportation	10	11
County/City/Special District/
School District	8	15
Utilities	5	8
Corporate	1	4

Credit Quality Allocations[5]
	4/30/10	4/30/09
AAA/Aaa	18%	23%
AA/Aa	40	46
A	21	17
BBB/Baa	15	7
BB/Ba	1	1
Not Rated[6]	5	6

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2010 and April 30,
2009, the market value of these securities was $2,069,225 repre-
senting 5% and $1,623,020 representing 4%, respectively, of the
Trust’s long-term investments.

8 ANNUAL REPORT

APRIL 30, 2010

Trust Summary as of April 30, 2010

BlackRock Strategic Municipal Trust

Investment Objective

BlackRock Strategic Municipal Trust (BSD) (the “Trust”) seeks to provide high current income, which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax, consistent with the preservation of capital.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2010, the Trust returned 36.87% based on market price and 27.36% based on NAV. For the same period, the closed-
end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 28.13% on a market price basis and 22.67% on a NAV basis.
All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Positive performance was attributable in part to sector allocation decisions and included concentrations in health care, housing and corporate-related debt, which all performed well. Increasing risk appetite has also proven beneficial given the portfolio’s focus on lower-rated credits. Additionally, portfolio positioning with respect to a modestly long duration stance and an emphasis on longer-dated bonds was additive in an environment where yields on the long end of the curve fell substantially. Negative factors included underweight positioning in the tax-backed sector, which performed well on a relative basis. Above market weight exposure to capital appreciation bonds also proved detrimental given their relative underper-
formance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
	Symbol on NYSE	BSD
	Initial Offering Date	August 25, 1999
	Yield on Closing Market Price as of April 30, 2010 ($12.95)[1]	6.72%
	Tax Equivalent Yield[2]	10.34%
	Current Monthly Distribution per Common Share[3]	$0.0725
	Current Annualized Distribution per Common Share[3]	$0.8700
	Leverage as of April 30, 2010[4]	37%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attribu-
table to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see
The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Trust’s market price and net asset value per share:

	4/30/10	4/30/09	Change	High	Low
Market Price	$12.95	$10.15	27.59%	$12.97	$10.14
Net Asset Value	$13.00	$10.95	18.72%	$13.15	$10.95

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/10	4/30/09
Health	21%	19%
Transportation	16	13
County/City/Special District/
School District	12	16
Education	12	10
State	11	13
Corporate	9	10
Utilities	9	8
Housing	7	10
Tobacco	3	1

Credit Quality Allocations[5]
	4/30/10	4/30/09
AAA/Aaa	27%	31%
AA/Aa	26	29
A	22	20
BBB/Baa	14	5
BB/Ba	1	4
B	4	5
CCC/Caa	1	1
Not Rated[6]	5	5

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2010 and April 30,
2009, the market value of these securities was $2,354,758 repre-
senting 2% and $2,678,936 representing 2%, respectively, of the
Trust’s long-term investments.

ANNUAL REPORT

APRIL 30, 2010

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, all the Trusts, except for BTA, issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each
Trust’s Common Shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-
term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securi-
ties purchased by the Trust with assets received from Preferred Shares issuance earn the income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Trust’s long-term investments, and therefore the
Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-
term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of
6%, the yield curve has a negative slope. In this case, the Trust pays divi-
dends on the higher short-term interest rates whereas the Trust’s total port-
folio earns income based on lower long-term interest rates.

Furthermore, the value of a Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemp-
tion value of the Trust’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s
NAV positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial
Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the
Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAVs per share.

The use of leverage may enhance opportunities for increased income to the
Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gen-
erally cause greater changes in the Trusts’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount avail-
able for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at dis-
tressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each
Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common
Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and/or
TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of April 30, 2010, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of
Leverage
BKN	37%
BTA	36%
BKK	38%
BFK	37%
BPS	40%
BSD	37%

Derivative Financial Instruments

The Trusts may invest in various derivative instruments, including finan-
cial futures contracts, as specified in Note 2 of the Notes to Financial
Statements, which may constitute forms of economic leverage. Such instru-
ments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks.
Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset or illiquidity of the derivative instrument. The Trusts’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accu-

rately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Trusts to sell or purchase portfolio securi-
ties at inopportune times or for distressed values, may limit the amount of appreciation the Trusts can realize on an investment or may cause the
Trusts to hold a security that they might otherwise sell. The Trusts’ invest-
ments in these instruments are discussed in detail in the Notes to
Financial Statements.

10 ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments April 30, 2010

BlackRock Investment Quality Municipal Trust Inc. (BKN)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 2.3%
Birmingham Special Care Facilities Financing Authority,
RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$ 1,745	$ 1,896,309
6.00%, 6/01/39	500	542,820
Coosa Valley Water Supply District Inc., RB (AGC):
4.50%, 10/01/34	900	902,718
4.50%, 10/01/36	1,645	1,646,201
4.50%, 10/01/39	300	297,570
		5,285,618
Arizona — 5.6%
City of Goodyear Arizona, GO (AGM), 4.25%, 7/01/36	1,125	1,071,956
Mohave County Unified School District No. 20 Kingman,
GO, School Improvement Project of 2006, Series C
(AGC), 5.00%, 7/01/26	1,800	1,924,092
Pima County IDA, Refunding IDRB, Tucson Electric Power,
5.75%, 9/01/29	1,375	1,399,172
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	938,683
5.00%, 12/01/37	4,585	4,065,749
San Luis Facility Development Corp., RB, Senior Lien,
Regional Detention Center Project:
6.25%, 5/01/15	490	458,454
7.00%, 5/01/20	490	455,744
7.25%, 5/01/27	980	900,189
State of Arizona, COP, Department of Administration,
Series A (AGM), 5.00%, 10/01/29	1,100	1,114,806
University Medical Center Corp. Arizona, RB,
6.50%, 7/01/39	750	799,485
		13,128,330
Arkansas — 2.4%
Bentonville School District No. 6, GO, Refunding,
Construction, Series A, 4.25%, 6/01/34 (a)	5,800	5,629,422
California — 25.4%
California County Tobacco Securitization Agency, RB, CAB,
Stanislaus, Sub-Series C, 6.30%, 6/01/55 (b)	7,090	86,002
California State Department of Veterans Affairs, RB,
Series B, AMT, 5.25%, 12/01/37	5,000	4,534,450
Carlsbad Unified School District, GO, Election, Series B,
6.09%, 5/01/34 (c)	1,500	895,980
County of Sacramento California, RB, Senior Series A
(AGM), 5.00%, 7/01/41	2,000	2,003,860

	Par
Municipal Bonds	(000)	Value
California (concluded)
Dinuba Unified School District, GO, Election of 2006 (AGM):
5.63%, 8/01/31	$ 250	$ 263,905
5.75%, 8/01/33	535	563,574
Foothill Eastern Transportation Corridor Agency California,
Refunding RB:
5.75%, 1/15/40	3,495	3,351,285
CAB, 5.88%, 7/15/28	7,000	6,920,410
Golden State Tobacco Securitization Corp. California,
Refunding RB, Asset-Backed, Senior Series A-1,
5.13%, 6/01/47	805	559,282
Hartnell Community College District California, GO, CAB,
Election of 2002, Series D, 7.35%, 8/01/34 (b)	2,475	1,236,634
Los Altos Elementary School District, GO, CAB, Election
of 1998, Series B (NPFGC), 5.93%, 8/01/13 (b)(d)	10,945	5,606,467
Norwalk-La Mirada Unified School District California, GO,
Refunding, CAB, Election of 2002, Series E (AGC),
6.47%, 8/01/38 (b)	12,000	2,179,320
San Diego Community College District California, GO,
CAB, Election of 2002, 6.20%, 8/01/19 (c)	4,200	2,513,532
State of California, GO, Refunding (CIFG), 4.50%, 8/01/28	3,000	2,825,010
State of California, GO, Various Purpose:
5.75%, 4/01/31	3,000	3,220,440
5.00%, 6/01/32	4,545	4,547,500
6.00%, 3/01/33	3,220	3,544,286
6.50%, 4/01/33	2,900	3,287,933
5.50%, 3/01/40	3,650	3,781,546
(CIFG), 5.00%, 3/01/33	5,000	4,992,900
University of California, RB, Limited Project, Series B,
4.75%, 5/15/38	2,050	2,031,119
		58,945,435
Colorado — 0.5%
City of Colorado Springs Colorado, RB, Subordinate Lien,
Improvement, Series C (AGM), 5.00%, 11/15/45	1,030	1,053,978
Connecticut — 1.2%
Connecticut State Health & Educational Facility Authority,
RB, Fairfield University, New Money, Series O:
5.00%, 7/01/35	1,800	1,834,380
5.00%, 7/01/40	900	914,292
		2,748,672
District of Columbia — 2.1%
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed, 6.50%, 5/15/33	4,960	4,866,950

Portfolio Abbreviations
To simplify the listings of portfolio holdings	ACA	American Capital Access Corp.	GO	General Obligation Bonds
in the Schedules of Investments, the names and	AGC	Assured Guaranty Corp.	HDA	Housing Development Authority
descriptions of many of the securities have been	AGM	Assured Guaranty Municipal Corp.	HFA	Housing Finance Agency
abbreviated according to the following list:	AMBAC	American Municipal Bond Assurance Corp.	HRB	Housing Revenue Bonds
	AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
	CAB	Capital Appreciation Bonds	IDB	Industrial Development Board
	CIFG	CDC IXIS Financial Guaranty	IDRB	Industrial Development Revenue Bonds
	COP	Certificates of Participation	ISD	Independent School District
	EDA	Economic Development Authority	MRB	Mortgage Revenue Bonds
	EDC	Economic Development Corp.	NPFGC	National Public Finance Guarantee Corp.
	ERB	Economic Revenue Bonds	PILOT	Payment in Lieu of Taxes
	FGIC	Financial Guaranty Insurance Co.	PSF-GTD	Permanent School Fund Guaranteed
	FNMA	Federal National Mortgage Association	RAN	Revenue Anticipation Notes
	FSA	Financial Security Assurance Inc.	RB	Revenue Bonds
	GAN	Grant Anticipation Notes
See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (continued)

BlackRock Investment Quality Municipal Trust Inc. (BKN)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Florida — 13.3%
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 5.20%, 10/01/32 (b) $	4,225	$ 980,200
CAB, Sub-Series A (NPFGC), 5.21%, 10/01/33 (b)	4,000	850,160
CAB, Sub-Series A (NPFGC), 5.21%, 10/01/34 (b)	4,580	913,344
CAB, Sub-Series A (NPFGC), 5.22%, 10/01/35 (b)	5,000	927,200
CAB, Sub-Series A (NPFGC), 5.23%, 10/01/36 (b)	10,000	1,723,900
CAB, Sub-Series A (NPFGC), 5.24%, 10/01/37 (b)	10,000	1,605,700
Water & Sewer System, 5.00%, 10/01/34	2,400	2,444,808
County of Orange Florida, Refunding RB (Syncora),
4.75%, 10/01/32	5,000	4,925,200
FishHawk Community Development District II, Special
Assessment Bonds, Series A, 6.13%, 5/01/34	1,955	1,871,072
Hillsborough County IDA, RB, National Gypsum Co.,
Series A, AMT, 7.13%, 4/01/30	3,700	3,222,737
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	1,960	2,001,728
Sumter Landing Community Development District Florida,
RB, Sub-Series B, 5.70%, 10/01/38	3,635	2,845,478
Village Community Development District No. 6, Special
Assessment Bonds, 5.63%, 5/01/22	6,810	6,537,532
		30,849,059
Georgia — 3.0%
City of Atlanta Georgia, RB (AGM), 5.00%, 11/01/34	1,500	1,513,830
Gainesville & Hall County Hospital Authority, RB, Northeast
Georgia Healthcare, Series B, 5.00%, 2/15/33	3,000	2,979,600
Gwinnett County Hospital Authority, RB, Gwinnett Hospital
System, Series C (AGM), 5.50%, 7/01/42	650	664,027
Milledgeville & Baldwin County Development Authority,
RB, Georgia College & State University Foundation,
6.00%, 9/01/14 (d)	1,500	1,792,800
		6,950,257
Hawaii — 1.1%
Hawaii State Department of Budget & Finance,
Refunding RB, Hawaiian Electric Co. Inc., Series D, AMT
(AMBAC), 6.15%, 1/01/20	2,500	2,503,500
Idaho — 1.6%
Idaho Health Facilities Authority, Refunding RB, Trinity
Health Group, Series B, 6.25%, 12/01/33	2,500	2,745,125
Idaho Housing & Finance Association, RB, GAN, RAN,
Federal Highway Trust, Series A, 5.00%, 7/15/27	900	961,551
		3,706,676
Illinois — 7.1%
Chicago Public Building Commission Building Illinois, RB,
Series A (NPFGC), 7.00%, 1/01/20 (e)	5,000	6,496,500
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B,
5.38%, 6/01/35 (f)(g)	700	189,021
Northwestern Memorial Hospital, Series A,
5.50%, 8/15/14 (d)	5,800	6,771,210
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,573,065
Rush University Medical Center, Series C,
6.63%, 11/01/39	1,200	1,293,084
Illinois Finance Authority, Refunding RB, Friendship Village
Schaumburg, Series A, 5.63%, 2/15/37	345	274,920
		16,597,800
Indiana — 0.6%
Indiana Finance Authority, Refunding RB, Improvement,
U.S. Steel Corp., 6.00%, 12/01/26 (a)	1,350	1,360,071
Iowa — 1.6%
Iowa Finance Authority, RB, Series A (AGC),
5.63%, 8/15/37	3,600	3,842,496

	Par
Municipal Bonds	(000)	Value
Kansas — 0.4%
Kansas Development Finance Authority, RB, University of
Kansas Tenant, Series O, 4.75%, 6/15/41	$ 1,000	$ 993,510
Kentucky — 3.0%
Kentucky Economic Development Finance Authority,
RB, Louisville Arena, Sub-Series A-1 (AGC),
6.00%, 12/01/38	700	759,129
Kentucky Economic Development Finance Authority,
Refunding RB, Norton Healthcare Inc., Series B
(NPFGC), 6.19%, 10/01/23 (b)	8,500	3,923,345
Louisville/Jefferson County Metropolitan Government,
Refunding RB, Jewish Hospital & St. Mary’s HealthCare,
6.13%, 2/01/37	2,250	2,336,130
		7,018,604
Michigan — 4.7%
Michigan State Building Authority, Refunding RB,
Facilities Program, Series I, 6.25%, 10/15/38	1,875	2,063,513
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	1,670	1,523,224
Hospital, Henry Ford Health, 5.75%, 11/15/39	4,110	4,052,419
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	2,750	3,245,907
		10,885,063
Minnesota — 1.7%
City of Minneapolis Minnesota, Refunding RB, Fairview
Health Services, Series B (AGC), 6.50%, 11/15/38	3,500	3,925,880
Mississippi — 3.6%
Mississippi Development Bank Special Obligation,
RB (AGC):
Jackson County Limited Tax Note, 5.50%, 7/01/32	2,655	2,803,468
Jones County Junior College, 5.13%, 3/01/39	1,500	1,532,505
University of Southern Mississippi, RB, Campus Facilities
Improvements Project, 5.38%, 9/01/36	3,750	4,009,462
		8,345,435
Missouri — 2.6%
Missouri Joint Municipal Electric Utility Commission, RB,
Plum Point Project (NPFGC), 4.60%, 1/01/36	2,790	2,408,886
Missouri State Health & Educational Facilities Authority,
RB, SSM Health Care, Series B (a):
4.25%, 6/01/25	2,080	2,016,768
4.75%, 6/01/34	1,750	1,737,523
		6,163,177
Multi-State — 3.1%
Centerline Equity Issuer Trust, 7.60%, 12/15/50 (h)(i)	7,000	7,166,740
Nebraska — 0.2%
Douglas County Hospital Authority No. 2, RB, Health
Facilities, Immanuel Obligation Group, 5.50%, 1/01/30	575	572,901
Nevada — 0.5%
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/29	1,065	1,066,076
New Jersey — 7.9%
Middlesex County Improvement Authority, RB,
Subordinate, Heldrich Center Hotel, Series B,
6.25%, 1/01/37	1,510	278,927
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/29	7,000	6,872,180
Motor Vehicle Surcharge, Series A (NPFGC),
5.00%, 7/01/27	1,150	1,165,893
School Facilities Construction, Series CC-2,
4.38%, 12/15/32 (a)	1,750	1,702,103

See Notes to Financial Statements.

12 ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (continued)

BlackRock Investment Quality Municipal Trust Inc. (BKN)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
New Jersey Educational Facilities Authority, RB, Princeton
University, Series B, 4.25%, 7/01/40	$ 2,600	$ 2,573,662
New Jersey Educational Facilities Authority, Refunding RB,
University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	950	1,097,573
7.50%, 12/01/32	1,225	1,403,005
New Jersey State Housing & Mortgage Finance Agency,
RB, Series AA, 6.50%, 10/01/38	1,010	1,102,152
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	1,000	1,067,990
University of Medicine & Dentistry of New Jersey, RB,
Series A (AMBAC), 5.50%, 12/01/27	1,000	1,009,050
		18,272,535
New York — 7.7%
Albany Industrial Development Agency, RB, New Covenant
Charter School Project, Series A, 7.00%, 5/01/35 (f)	725	290,007
City of Troy New York, Refunding RB, Rensselaer
Polytechnic, Series A, 5.13%, 9/01/40	650	663,826
Long Island Power Authority, Refunding RB, Series A:
6.25%, 4/01/33	480	554,486
5.75%, 4/01/39	2,475	2,707,749
Metropolitan Transportation Authority, Refunding RB,
Series A, 5.13%, 1/01/29	3,000	3,064,920
New York City Industrial Development Agency, RB:
American Airlines Inc., JFK International Airport, AMT,
7.63%, 8/01/25	2,600	2,636,322
Queens Baseball Stadium, PILOT (AGC),
6.50%, 1/01/46	1,100	1,214,829
New York Liberty Development Corp., RB, Goldman Sachs
Headquarters, 5.25%, 10/01/35	2,000	2,008,300
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (c)	1,825	1,512,432
Rochester Institute of Technology, Series A,
6.00%, 7/01/33	1,625	1,792,310
University of Rochester, Series A, 5.13%, 7/01/39	550	574,299
State of New York, GO, Series A, 5.00%, 2/15/39	950	1,001,756
		18,021,236
North Carolina — 2.2%
City of Charlotte North Carolina, Refunding RB, Series A,
5.50%, 7/01/34	325	345,534
Gaston County Industrial Facilities & Pollution Control
Financing Authority North Carolina, RB, Exempt
Facilities, National Gypsum Co. Project, AMT,
5.75%, 8/01/35	2,425	1,741,950
North Carolina Medical Care Commission, RB, WakeMed,
Series A (AGC), 5.88%, 10/01/38	1,000	1,042,310
North Carolina Medical Care Commission, Refunding RB,
University Health System, Series D, 6.25%, 12/01/33	1,750	1,934,537
		5,064,331
Ohio — 5.7%
County of Cuyahoga Ohio, Refunding RB, Series A,
6.00%, 1/01/21	5,000	5,478,500
Kent State University, Refunding RB, General Receipts,
Series B (AGC), 4.25%, 5/01/31	1,400	1,393,070
Ohio Higher Educational Facility Commission,
Refunding RB:
Kenyon College Project, 4.75%, 7/01/39	550	551,727
Summa Health System, 2010 Project (AGC),
5.25%, 11/15/40 (a)	2,400	2,350,224
State of Ohio, Refunding RB, Kenyon College Project,
5.00%, 7/01/41	3,595	3,598,523
		13,372,044

	Par
Municipal Bonds	(000)	Value
Oklahoma — 1.3%
Tulsa Airports Improvement Trust, RB, Series A, AMT,
7.75%, 6/01/35 (j)	$ 2,900	$ 2,930,740
Oregon — 1.5%
Oregon Health & Science University, RB, Series A,
5.75%, 7/01/39	2,250	2,381,220
Port of Morrow Oregon, RB, Portland General Electric,
Series A, 5.00%, 5/01/33	1,200	1,214,940
		3,596,160
Pennsylvania — 5.6%
Delaware River Port Authority, RB, Port District Project,
Series B (AGM), 5.70%, 1/01/22	2,000	2,002,700
McKeesport Area School District, GO, CAB (FGIC) (b):
5.53%, 10/01/31	2,435	742,870
5.53%, 10/01/31 (e)	870	343,937
Pennsylvania Economic Development Financing Authority,
RB, AMT, Series A:
Amtrak Project, 6.25%, 11/01/31	2,000	2,023,920
Amtrak Project, 6.38%, 11/01/41	3,100	3,140,827
Reliant Energy, 6.75%, 12/01/36	4,645	4,792,479
		13,046,733
Puerto Rico — 4.3%
Puerto Rico Electric Power Authority, Refunding RB,
Series UU (AGM), 5.00%, 7/01/23	2,900	3,044,913
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	2,500	2,495,575
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 5.75%, 8/01/37	3,000	3,180,750
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC), 5.77%, 8/01/41 (b)	7,500	1,184,625
		9,905,863
Rhode Island — 3.6%
Rhode Island Health & Educational Building Corp., RB,
Hospital Financing, LifeSpan Obligation, Series A (AGC),
7.00%, 5/15/39	3,000	3,457,080
Rhode Island Health & Educational Building Corp.,
Refunding RB, Hospital, Lifespan (NPFGC),
5.50%, 5/15/16	200	200,258
Rhode Island Housing & Mortgage Finance Corp.,
RB, Homeownership Opportunity, Series 54, AMT,
4.85%, 10/01/41	2,165	2,038,044
Rhode Island Turnpike & Bridge Authority, RB, Series A,
5.00%, 12/01/35	1,330	1,328,032
State of Rhode Island, COP, Series C, School for the Deaf
(AGC), 5.38%, 4/01/28	1,330	1,409,654
		8,433,068
South Carolina — 5.1%
South Carolina Jobs-EDA, Refunding RB:
Palmetto Health Alliance, Series A, 6.25%, 8/01/31	2,185	2,236,238
Palmetto Health, Series C, 6.88%, 8/01/13 (d)	3,560	4,172,356
Palmetto Health, Series C, 6.88%, 8/01/13 (d)	440	517,528
South Carolina State Housing Finance & Development
Authority, Refunding RB, Series A-2, AMT (AMBAC),
5.15%, 7/01/37	4,975	4,967,388
		11,893,510
Tennessee — 1.5%
Memphis-Shelby County Airport Authority, RB, Series D,
AMT (AMBAC), 6.00%, 3/01/24	1,360	1,373,899
Memphis-Shelby County Sports Authority Inc.,
Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,162,297
5.38%, 11/01/28	1,000	1,028,850
		3,565,046

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (continued)

BlackRock Investment Quality Municipal Trust Inc. (BKN)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Texas — 8.1%
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare System, B:
7.13%, 12/01/31	$ 1,000	$ 1,124,520
7.25%, 12/01/35	2,650	2,987,001
Harris County-Houston Sports Authority, Refunding RB,
CAB, Senior Lien, Series A (NPFGC), 6.17%,
11/15/38 (b)	5,000	697,800
Lower Colorado River Authority, Refunding RB:
(AMBAC), 4.75%, 5/15/36	2,000	1,976,380
(NPFGC), 5.00%, 5/15/13 (d)	20	22,257
Series A (NPFGC), 5.00%, 5/15/13 (d)	5	5,564
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	2,200	2,381,544
San Antonio Energy Acquisition Public Facility Corp., RB,
Gas Supply, 5.50%, 8/01/24	2,550	2,587,587
Texas State Turnpike Authority, RB (AMBAC):
CAB, 6.05%, 8/15/31 (b)	15,000	3,834,450
First Tier, Series A, 5.00%, 8/15/42	3,325	3,191,136
		18,808,239
Virginia — 0.9%
Tobacco Settlement Financing Corp. Virginia,
Refunding RB, Senior Series B1, 5.00%, 6/01/47	2,900	1,996,157
Washington — 1.0%
Washington Health Care Facilities Authority, RB, MultiCare
Health System, Series B (AGC), 6.00%, 8/15/39	2,100	2,242,149
Wisconsin — 1.9%
Wisconsin Health & Educational Facilities Authority, RB,
Aurora Health Care, 6.40%, 4/15/33	3,220	3,287,491
Wisconsin Housing & EDA, Refunding RB, Series A, AMT,
4.75%, 9/01/33	1,250	1,191,113
		4,478,604
Wyoming — 1.7%
County of Sweetwater Wyoming, Refunding RB, Idaho
Power Co. Project, 5.25%, 7/15/26	1,800	1,903,032
Wyoming Community Development Authority, RB, Series 3,
AMT, 4.75%, 12/01/37	2,145	2,068,230
		3,971,262
Total Municipal Bonds — 147.6%		343,203,327
Municipal Bonds Transferred to
Tender Option Bond Trusts (k)
Colorado — 2.3%
Colorado Health Facilities Authority, RB, Catholic Health,
Series C-7 (AGM), 5.00%, 9/01/36	5,250	5,277,510
Illinois — 1.4%
Chicago Housing Authority, Refunding RB (AGM),
5.00%, 7/01/24	3,194	3,318,905
Massachusetts — 1.4%
Massachusetts Water Resources Authority, Refunding RB,
General, Series A, 5.00%, 8/01/41	3,070	3,164,464
New York — 2.2%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	690	780,520
Series FF-2, 5.50%, 6/15/40	810	900,552
New York State Dormitory Authority, RB, New York
University, Series A, 5.00%, 7/01/38	3,359	3,514,712
		5,195,784

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (k)	(000)	Value
Ohio — 1.9%
County of Montgomery Ohio, RB, Catholic Health,
Series C-1 (FSA), 5.00%, 10/01/41	$ 1,740	$ 1,739,930
Ohio Higher Educational Facility Commission,
Refunding RB, Hospital, Cleveland Clinic Health,
Series A, 5.25%, 1/01/33	2,600	2,692,716
		4,432,646
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 9.2%		21,389,309
Total Long-Term Investments
(Cost — $359,984,457) — 156.8%		364,592,636
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.25% (l)(m)	7,659,955	7,659,955
Total Short-Term Securities
(Cost — $7,659,955) — 3.3%		7,659,955
Total Investments (Cost — $367,644,412*) — 160.1%		372,252,591
Liabilities in Excess of Other Assets — (1.1)%		(2,667,687)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (4.8)%		(11,145,820)
Preferred Shares, at Redemption Value — (54.2)%		(125,967,819)
Net Assets Applicable to Common Shares — 100.0%		$232,471,265

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 356,087,182
Gross unrealized appreciation	$ 16,591,803
Gross unrealized depreciation	(11,563,795)
Net unrealized appreciation	$ 5,028,008

(a) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Citigroup Global Markets, Inc.	$3,754,291	$ 18,985
JPMorgan Securities	$2,350,224	$ 10,800
Merrill Lynch	$7,331,525	$ 50,567
Morgan Stanley & Co., Inc.	$1,360,071	$ 10,071

(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield.
(d) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e) Security is collateralized by Municipal or US Treasury obligations.
(f) Issuer filed for bankruptcy and/or is in default of interest payments.
(g) Non-income producing security.
(h) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(i) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(j) Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

14 ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (concluded)

BlackRock Investment Quality Municipal Trust Inc. (BKN)

(k) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial
Statements for details of municipal bonds transferred to tender option bond trusts.
(l) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Shares Held at		Shares Held at
	April 30,	Net	April 30,
Affiliate	2009	Activity	2010	Income
FFI Institutional
Tax-Exempt Fund	11,400,000	(3,740,045)	7,659,955	$21,268

(m) Represents the current yield as of report date.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of April 30, 2010 in determining the fair valuation of the Trust’s investments:

Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term
Investments[1]	—	$364,592,636	—	$364,592,636
Short-Term
Securities	$ 7,659,955	—	—	$ 7,659,955
Total	$ 7,659,955	$364,592,636	—	$372,252,591

1 See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments April 30, 2010

BlackRock Long-Term Municipal Advantage Trust (BTA)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona — 3.7%
Pima County IDA, RB, American Charter Schools
Foundation, Series A, 5.63%, 7/01/38	$ 1,700	$ 1,344,700
Pima County IDA, Refunding IDRB, Tucson Electric Power,
5.75%, 9/01/29	380	386,680
Pima County IDA, Refunding RB, Arizona Charter Schools
Project, Series O, 5.25%, 7/01/31	1,000	797,900
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/38	665	695,098
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	2,590	2,296,683
		5,521,061
California — 9.7%
California HFA, RB, Home Mortgage, AMT:
Series G, 5.50%, 8/01/42	2,620	2,651,361
Series K, 5.50%, 2/01/42	940	994,877
California Health Facilities Financing Authority,
Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	680	728,953
St. Joseph Health System, Series A, 5.75%, 7/01/39	385	400,258
California State Public Works Board, RB, Various Capital
Projects, Sub-Series I-1, 6.38%, 11/01/34	400	428,540
California Statewide Communities Development Authority,
Refunding RB, Senior Living, Southern California:
6.25%, 11/15/19	1,000	1,079,030
6.63%, 11/15/24	540	573,901
Los Angeles Department of Airports, RB, Series A,
5.25%, 5/15/39	270	279,823
San Francisco City & County Public Utilities Commission,
RB, Series B, 5.00%, 11/01/39	3,225	3,341,003
State of California, GO:
4.50%, 10/01/36	2,000	1,792,120
Various Purpose, 6.50%, 4/01/33	2,000	2,267,540
		14,537,406
Colorado — 0.6%
North Range Metropolitan District No. 2, GO, Limited Tax,
5.50%, 12/15/37	1,200	871,956
Connecticut — 0.6%
Connecticut Housing Finance Authority, RB,
Sub-Series C-1, 4.85%, 11/15/34	825	830,989
District of Columbia — 8.2%
District of Columbia, RB, Methodist Home District of
Columbia, Series A:
7.38%, 1/01/30	550	557,585
7.50%, 1/01/39	910	923,404
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed:
6.25%, 5/15/24	4,810	4,833,521
6.50%, 5/15/33	5,700	5,593,068
Metropolitan Washington Airports Authority, RB,
First Senior Lien, Series A:
5.00%, 10/01/39	170	176,462
5.25%, 10/01/44	270	282,274
		12,366,314
Florida — 4.2%
County of Miami-Dade Florida, RB, Water & Sewer
System, 5.00%, 10/01/34	1,950	1,986,406
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, Series A-1, 5.38%, 10/01/41	400	404,596
Sarasota County Health Facilities Authority, Refunding RB,
Village On The Isle Project, 5.50%, 1/01/32	520	461,053
Sumter Landing Community Development District Florida,
RB, Sub-Series B, 5.70%, 10/01/38	1,415	1,107,662

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Tolomato Community Development District, Special
Assessment Bonds, Special Assessment,
6.65%, 5/01/40	$ 1,750	$ 1,392,650
Watergrass Community Development District, Special
Assessment Bonds, Series A, 5.38%, 5/01/39	1,850	947,256
		6,299,623
Georgia — 3.0%
DeKalb County Hospital Authority Georgia, RB, DeKalb
Medical Center Inc. Project, 6.13%, 9/01/40 (a)	1,475	1,475,413
DeKalb Private Hospital Authority, Refunding RB,
Children’s Healthcare, 5.25%, 11/15/39	285	295,824
Metropolitan Atlanta Rapid Transit Authority, RB, Third
Series, 5.00%, 7/01/39	1,190	1,252,499
Rockdale County Development Authority, RB, Visy Paper
Project, Series A, AMT, 6.13%, 1/01/34	1,600	1,475,552
		4,499,288
Guam — 0.5%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	200	207,042
6.75%, 11/15/29	295	313,750
7.00%, 11/15/39	205	218,907
		739,699
Illinois — 1.8%
Illinois Finance Authority, RB, Advocate Health Care,
Series C, 5.38%, 4/01/44	1,845	1,891,549
Illinois Finance Authority, Refunding RB, Central DuPage
Health, Series B, 5.50%, 11/01/39	550	571,445
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	215	224,004
		2,686,998
Indiana — 2.4%
Delaware County Hospital Authority Indiana, RB, Cardinal
Health System Obligation Group, 5.25%, 8/01/36	2,000	1,769,160
Indiana Finance Authority, RB, Sisters of St. Francis
Health, 5.25%, 11/01/39	290	295,211
Indiana Finance Authority, Refunding RB, Parkview Health
System, Series A, 5.75%, 5/01/31	1,100	1,131,108
Indiana Municipal Power Agency, RB, Indiana Municipal
Power Agency, Series B, 6.00%, 1/01/39	350	378,186
		3,573,665
Kansas — 0.3%
City of Lenexa Kansas, Refunding RB, 5.50%, 5/15/39	650	528,483
Kentucky — 0.2%
Kentucky Economic Development Finance Authority,
Refunding RB, Owensboro Medical Health System,
Series A, 6.38%, 6/01/40	350	359,800
Louisiana — 1.4%
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB, Westlake
Chemical Corp. Projects, 6.75%, 11/01/32	2,000	2,056,640
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	150	153,215
Maryland Health & Higher Educational Facilities
Authority, RB, King Farm Presbyterian Community,
Series B, 5.00%, 1/01/17	725	664,622
Maryland Health & Higher Educational Facilities
Authority, Refunding RB, University of Maryland
Medical System:
5.00%, 7/01/34	490	492,832
5.13%, 7/01/39	490	494,067
		1,804,736

See Notes to Financial Statements.

16 ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (continued)

BlackRock Long-Term Municipal Advantage Trust (BTA)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Massachusetts — 0.4%
Massachusetts Health & Educational Facilities Authority,
Refunding RB, Partners Healthcare, Series J1,
5.00%, 7/01/39	$ 615	$ 623,542
Michigan — 2.2%
City of Detroit Michigan, RB, Senior Lien, Series B (AGM),
7.50%, 7/01/33	560	672,426
Garden City Hospital Finance Authority Michigan,
Refunding RB, Garden City Hospital Obligation,
Series A, 5.00%, 8/15/38	1,540	1,022,606
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	1,400	1,652,462
		3,347,494
Montana — 0.5%
Two Rivers Authority, RB, Senior Lien (b)(c):
7.25%, 11/01/21	1,500	264,225
7.38%, 11/01/27	2,600	456,846
		721,071
New York — 5.5%
New York City Industrial Development Agency, RB,
American Airlines Inc., JFK International Airport, AMT,
7.63%, 8/01/25	4,000	4,055,880
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/35	2,005	2,070,483
New York State Dormitory Authority, RB, New York
University, Series A, 5.25%, 7/01/48	2,000	2,116,180
		8,242,543
North Carolina — 0.9%
City of Charlotte North Carolina, RB, Series B,
5.00%, 7/01/38	320	344,838
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A:
5.00%, 6/01/39	220	224,336
5.00%, 6/01/42	480	487,335
North Carolina Municipal Power Agency No. 1 Catawba,
Refunding RB, Series A, 5.00%, 1/01/30	365	373,483
		1,429,992
Ohio — 1.8%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38 (a)	2,650	2,720,887
Pennsylvania — 2.0%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A,
5.38%, 11/15/40	2,080	1,669,262
Pennsylvania Economic Development Financing Authority,
RB, Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	650	669,377
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, Allegheny Delaware Valley Obligation,
Series A (NPFGC), 5.88%, 11/15/21	700	675,276
		3,013,915
Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.50%, 8/01/44	1,705	1,926,156
South Carolina — 2.5%
South Carolina Jobs-EDA, Refunding RB:
First Mortgage, Lutheran Homes, 5.50%, 5/01/28	600	521,952
First Mortgage, Lutheran Homes, 5.63%, 5/01/42	1,000	828,130
Palmetto Health, 5.50%, 8/01/26	565	560,632
Senior Lien, Burroughs & Chapin, Series A (Radian),
4.70%, 4/01/35	2,470	1,867,987
		3,778,701

	Par
Municipal Bonds	(000)	Value
Texas — 4.7%
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	$ 1,500	$ 930,105
City of Houston Texas, RB, Senior Lien, Series A,
5.50%, 7/01/39	510	543,430
HFDC of Central Texas Inc., RB, Village at Gleannloch
Farms, Series A, 5.50%, 2/15/27	1,150	954,281
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	700	757,764
North Texas Tollway Authority, RB, Toll, 2nd Tier, Series F,
6.13%, 1/01/31	2,290	2,442,377
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien, Note Mobility, 6.88%, 12/31/39	1,315	1,373,807
		7,001,764
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/41	955	971,264
Vermont — 1.9%
Vermont HFA, RB, Series 27, AMT (AGM), 4.90%, 5/01/38	3,020	2,908,683
Virginia — 3.9%
Fairfax County EDA, Refunding RB, Goodwin House Inc.,
5.13%, 10/01/42	850	813,118
Peninsula Ports Authority, Refunding RB, Virginia Baptist
Homes, Series C, 5.38%, 12/01/26	2,600	1,732,016
Reynolds Crossing Community Development Authority,
Special Assessment Bonds, Reynolds Crossing Project,
5.10%, 3/01/21	1,000	944,490
Tobacco Settlement Financing Corp. Virginia,
Refunding RB, Senior Series B1, 5.00%, 6/01/47	1,480	1,018,728
Virginia HDA, RB, Rental Housing, Series F,
5.00%, 4/01/45	1,000	1,002,940
Virginia Small Business Financing Authority,
Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	330	336,772
		5,848,064
Wisconsin — 3.6%
Wisconsin Health & Educational Facilities Authority,
RB, Ascension Health Credit Group, Series A,
5.00%, 11/15/31	5,335	5,454,291
Wyoming — 0.1%
Wyoming Municipal Power Agency, RB, Series A,
5.00%, 1/01/42	100	99,207
Total Municipal Bonds — 69.7%		104,764,232
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
California — 16.1%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	1,085	1,181,305
California Educational Facilities Authority, RB, University of
Southern California, Series A, 5.25%, 10/01/18	835	895,387
Golden State Tobacco Securitization Corp. California,
Custodial Receipts, Series 1271, 5.00%, 6/01/45 (e)	5,000	4,548,300
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	2,045	2,083,773
San Diego Community College District California, GO,
Election of 2002, 5.25%, 8/01/33	545	572,250
University of California, RB, Series B (NPFGC),
4.75%, 5/15/38	15,000	14,861,850
		24,142,865
Colorado — 0.5%
Colorado Health Facilities Authority, Refunding RB,
Catholic Healthcare, Series A, 5.50%, 7/01/34	735	779,468

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (concluded)

BlackRock Long-Term Municipal Advantage Trust (BTA)

(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (d)	(000)	Value
Illinois — 10.0%
City of Chicago Illinois, Custodial Receipts, Series 1284,
5.00%, 1/01/33 (e)	$ 15,000	$ 15,013,650
Indiana — 9.3%
Carmel Redevelopment Authority, RB, Performing
Arts Center:
4.75%, 2/01/33	7,230	7,262,029
5.00%, 2/01/33	6,580	6,744,697
		14,006,726
Massachusetts — 8.0%
Massachusetts HFA, Refunding HRB, Series D, AMT,
5.45%, 6/01/37	11,855	11,988,369
Nebraska — 3.3%
Omaha Public Power District, RB, System, Sub-Series B
(NPFGC), 4.75%, 2/01/36	5,000	5,039,700
New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority,
Refunding RB, Dartmouth College, 5.25%, 6/01/39	660	716,549
New York — 14.0%
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	500	556,035
New York City Municipal Water Finance Authority,
Refunding RB, Series D, 5.00%, 6/15/39	7,500	7,731,825
New York State Dormitory Authority, ERB, Series B,
5.75%, 3/15/36	11,250	12,753,000
		21,040,860
North Carolina — 10.3%
University of North Carolina at Chapel Hill, Refunding RB,
General, Series A, 4.75%, 12/01/34	15,170	15,444,880
Ohio — 3.2%
State of Ohio, Refunding RB, Cleveland Clinic Health,
Series A, 5.50%, 1/01/39	4,630	4,837,285
South Carolina — 2.0%
South Carolina State Housing Finance & Development
Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	2,980	3,071,635
Texas — 7.8%
County of Harris Texas, RB, Senior Lien, Toll Road,
Series A, 5.00%, 8/15/38	2,130	2,203,464
New Caney ISD Texas, GO, School Building (PSF-GTD),
5.00%, 2/15/35	9,150	9,517,555
		11,721,019
Wisconsin — 1.4%
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health Inc.,
5.25%, 4/01/39	1,990	2,038,317
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 86.4%		129,841,323
Total Long-Term Investments
(Cost — $242,594,806) — 156.1%		234,605,555
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.25% (f)(g)	1,118,809	1,118,809
Total Short-Term Securities
(Cost — $1,118,809) — 0.7%		1,118,809
Total Investments (Cost — $243,713,615*) — 156.8%		235,724,364
Other Assets Less Liabilities — 0.7%		1,022,513
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (57.5)%		(86,389,643)
Net Assets — 100.0%		$150,357,234

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$157,441,416
Gross unrealized appreciation	$ 4,582,347
Gross unrealized depreciation	(12,389,399)
Net unrealized depreciation	$ (7,807,052)

(a) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
JPMorgan Securities, Inc.	$2,720,887	$ 25,361
Raymond C. Forbes & Co.	$1,475,413	$ 25,518

(b) Issuer filed for bankruptcy and/or is in default of interest payments.
(c) Non-income producing security.
(d) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Shares Held at		Shares Held at
	April 30,	Net	April 30,
Affiliate	2009	Activity	2010	Income
FFI Institutional
Tax-Exempt Fund	1,400,185	(281,376)	1,118,809 $	6,167

(g) Represents the current yield as of report date.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of April 30, 2010 in determining the fair valuation of the Trust’s investments:

Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term
Investments[1]	—	$234,605,555	—	$234,605,555
Short-Term
Securities	$ 1,118,809	—	—	1,118,809
Total	$ 1,118,809	$234,605,555	—	$235,724,364

1 See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

18 ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments April 30, 2010

BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 0.4%
Courtland IDB Alabama, Refunding RB, International
Paper Co. Projects, Series A, 4.75%, 5/01/17	$ 1,165	$ 1,148,643
Arizona — 3.3%
Phoenix Civic Improvement Corp., RB, Junior Lien,
Series A, 5.00%, 7/01/21	5,585	6,223,086
Pima County IDA, Refunding RB, Tucson Electric
Power Co., San Juan, Series A, 4.95%, 10/01/20	1,015	1,025,668
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,489,605
5.25%, 12/01/20	1,000	999,550
		9,737,909
California — 19.6%
California Statewide Communities Development Authority,
RB, John Muir Health, Series A, 5.00%, 8/15/22	5,000	5,080,550
Foothill Eastern Transportation Corridor Agency California,
Refunding RB, CAB (a):
5.95%, 1/15/21	12,500	5,952,375
5.86%, 1/15/22	10,000	4,443,100
Golden State Tobacco Securitization Corp.
California, RB (b):
Asset-Backed, Series A-3, 7.88%, 6/01/13	975	1,169,542
Asset-Backed, Series A-5, 7.88%, 6/01/13	1,470	1,763,309
Enhanced Asset-Backed, Series B, 5.38%, 6/01/10	4,000	4,017,240
Series 2003-A-1, 6.75%, 6/01/13	12,010	14,012,547
Series 2003-A-1, 6.63%, 6/01/13	3,000	3,488,910
Los Angeles Unified School District California, GO,
Series I, 5.00%, 7/01/20	3,750	4,169,138
Riverside County Asset Leasing Corp. California,
RB, Riverside County Hospital Project (NPFGC),
5.75%, 6/01/25 (a)	6,865	2,756,847
San Manuel Entertainment Authority, Series 04-C,
4.50%, 12/01/16	4,000	3,603,200
State of California, GO, Various Purpose,
5.00%, 11/01/22	7,050	7,222,231
		57,678,989
Colorado — 1.7%
E-470 Public Highway Authority Colorado, RB, CAB,
Senior Series B (NPFGC), 5.51%, 9/01/22 (a)	4,500	2,107,935
Park Creek Metropolitan District Colorado, Refunding RB,
Senior, Limited Tax, Property Tax, 5.25%, 12/01/25	3,000	2,922,030
		5,029,965
District of Columbia — 5.1%
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed, 6.50%, 5/15/33	4,215	4,135,927
District of Columbia, Refunding RB, Friendship Public
Charter School, Inc. (ACA):
5.75%, 6/01/18	2,680	2,686,593
5.00%, 6/01/23	3,320	3,002,176
Metropolitan Washington Airports Authority, Refunding RB,
Series C-2, AMT (AGM), 5.00%, 10/01/24	5,000	5,059,050
		14,883,746
Florida — 11.2%
Bellalago Educational Facilities Benefit District, Special
Assessment Bonds, Series A, 5.85%, 5/01/22	3,895	3,606,731
Broward County School Board Florida, COP, Series A
(AGM), 5.25%, 7/01/22	1,250	1,339,450
City of Jacksonville Florida, RB, Better Jacksonville,
5.00%, 10/01/22	5,160	5,651,077
Grand Hampton Community Development District,
Special Assessment Bonds, Capital Improvement,
6.10%, 5/01/24	3,700	3,490,728

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Habitat Community Development District, Special
Assessment Bonds, 5.80%, 5/01/25	$ 3,495	$ 3,178,668
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	2,470	2,522,586
Middle Village Community Development District, Special
Assessment Bonds, Series A, 5.80%, 5/01/22	3,745	3,534,793
Pine Island Community Development District, RB,
5.30%, 11/01/10	250	246,593
Stevens Plantation Community Development District,
Special Assessment Bonds, Series B, 6.38%, 5/01/13	3,530	2,987,369
Village Community Development District No. 5 Florida,
Special Assessment Bonds, Series A, 6.00%, 5/01/22	2,390	2,416,194
Westchester Community Development District No. 1,
Special Assessment Bonds, Community Infrastructure,
6.00%, 5/01/23	4,900	4,020,548
		32,994,737
Georgia — 0.8%
Richmond County Development Authority, RB,
Environment, Series A, AMT, 5.75%, 11/01/27	2,350	2,281,920
Illinois — 12.9%
City of Chicago Illinois, RB, General Airport, Third Lien,
Series A (AMBAC):
5.00%, 1/01/21	5,000	5,227,900
5.00%, 1/01/22	7,000	7,283,080
Illinois Finance Authority, RB:
DePaul University, Series C, 5.25%, 10/01/24	5,000	5,120,400
MJH Education Assistance IV LLC, Sub-Series A,
5.50%, 6/01/19 (c)(d)	3,250	1,787,598
MJH Education Assistance IV LLC, Sub-Series B,
5.00%, 6/01/24 (c)(d)	1,075	290,282
Northwestern University, 5.00%, 12/01/21	4,800	5,082,384
Illinois State Toll Highway Authority, RB, Senior Priority,
Series A (AGM), 5.00%, 1/01/19	2,250	2,470,387
Lake Cook-Dane & McHenry Counties Community Unit
School District 220 Illinois, GO, Refunding (AGM),
5.25%, 12/01/20	1,000	1,183,120
Metropolitan Pier & Exposition Authority Illinois,
Refunding RB, CAB, McCormick, Series A (NPFGC),
5.41%, 6/15/22 (a)	13,455	7,333,110
State of Illinois, RB, Build Illinois, Series B,
5.00%, 6/15/20	2,000	2,183,040
		37,961,301
Indiana — 4.8%
City of Vincennes Indiana, Refunding RB, Southwest
Indiana Regional Youth Village, 6.25%, 1/01/24	4,425	3,688,503
Indianapolis Airport Authority, Refunding RB, Special
Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	10,000	10,314,200
		14,002,703
Kansas — 2.2%
Kansas Development Finance Authority, Refunding RB,
Adventist Health, 5.25%, 11/15/20	2,500	2,723,025
Wyandotte County-Kansas City Unified Government,
RB, Kansas International Speedway (NPFGC),
5.20%, 12/01/20 (a)	6,440	3,657,018
		6,380,043
Kentucky — 0.7%
Kentucky Housing Corp., RB, Series C, AMT,
4.63%, 7/01/22	2,000	2,001,480
Louisiana — 0.7%
Parish of DeSoto Louisiana, RB, Series A, AMT,
5.85%, 11/01/27	2,000	1,963,520

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (continued)

BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Maryland — 5.1%
County of Frederick Maryland, Special Tax Bonds, Urbana
Community Development Authority:
6.63%, 7/01/25	$ 3,000	$ 3,000,090
Series A, 5.80%, 7/01/20	4,453	4,408,826
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.13%, 6/01/20	1,250	1,260,238
Maryland Health & Higher Educational Facilities Authority,
Refunding RB:
MedStar Health, 5.38%, 8/15/24	5,500	5,633,760
University of Maryland Medical System,
5.00%, 7/01/19	670	721,771
		15,024,685
Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB,
Waste Management Inc. Project, AMT, 5.45%, 6/01/14	4,500	4,808,250
Massachusetts State Water Pollution Abatement,
Refunding RB, MWRA Program, Sub-Series A,
6.00%, 8/01/23	140	141,709
		4,949,959
Michigan — 1.6%
Michigan State Hospital Finance Authority, Refunding RB,
Hospital, Sparrow Obligated, 4.50%, 11/15/26	1,500	1,378,635
State of Michigan, Refunding RB:
5.00%, 11/01/20	1,000	1,099,820
5.00%, 11/01/21	2,000	2,182,100
		4,660,555
Minnesota — 0.4%
Minnesota Higher Education Facilities Authority, RB,
University of St. Thomas, Series 5-Y, 5.00%, 10/01/24	1,250	1,293,475
Mississippi — 1.0%
County of Warren Mississippi, RB, Series A, AMT,
5.85%, 11/01/27	3,000	2,945,280
Missouri — 3.7%
Missouri Development Finance Board, RB, Branson
Landing Project, Series A, 5.50%, 12/01/24	5,000	5,059,850
Missouri State Health & Educational Facilities
Authority, Refunding RB, BJC Health System, Series A,
5.00%, 5/15/20	5,500	5,733,475
		10,793,325
Multi-State — 6.2%
Centerline Equity Issuer Trust (e)(f):
5.75%, 5/15/15	1,000	1,043,140
6.00%, 5/15/15	4,000	4,158,000
6.00%, 5/15/19	2,500	2,610,000
6.30%, 5/15/19	2,500	2,621,250
MuniMae TE Bond Subsidiary LLC (e)(f)(g):
5.40%	5,000	3,396,550
5.80%	5,000	3,319,350
Series D, 5.90%	2,000	1,116,220
		18,264,510
Nevada — 2.0%
City of Henderson Nevada, Special Assessment Bonds,
District No. T-18, 5.15%, 9/01/21	1,765	794,444
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/20	5,000	5,179,000
		5,973,444
New Hampshire — 5.0%
New Hampshire Business Finance Authority, Refunding RB,
Public Service Co. of New Hampshire Project, Series B,
AMT (NPFGC), 4.75%, 5/01/21	10,000	9,865,200

	Par
Municipal Bonds	(000)	Value
New Hampshire (concluded)
New Hampshire Health & Education Facilities
Authority, Refunding RB, Elliot Hospital, Series B,
5.60%, 10/01/22	$ 4,755	$ 4,766,460
		14,631,660
New Jersey — 12.6%
Middlesex County Improvement Authority, RB, Street
Student Housing Project, Series A, 5.00%, 8/15/23	1,000	1,021,210
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	10,000	9,902,600
Continental Airlines Inc. Project, AMT,
7.00%, 11/15/30	5,000	4,998,150
Continental Airlines Inc. Project, AMT,
9.00%, 6/01/33	1,500	1,579,035
Kapkowski Road Landfill Project, Series 1998B, AMT,
6.50%, 4/01/31	7,500	7,806,150
New Jersey EDA, Refunding RB, First Mortgage,
Winchester, Series A, 4.80%, 11/01/13	1,000	1,033,470
New Jersey Educational Facilities Authority, Refunding RB,
University of Medicine & Dentistry, Series B,
6.25%, 12/01/18	2,500	2,765,475
New Jersey Health Care Facilities Financing Authority,
Refunding RB:
AtlantiCare Regional Medical Center, 5.00%, 7/01/20	2,110	2,209,465
Capital Health System Obligation Group, Series A,
5.75%, 7/01/13 (b)	4,000	4,487,160
Newark Housing Authority, RB, South Ward Police Facility
(AGC), 5.00%, 12/01/21	1,250	1,344,763
		37,147,478
New York — 8.4%
New York City Industrial Development Agency, RB,
American Airlines Inc., JFK International Airport, AMT:
7.63%, 8/01/25	5,635	5,713,721
7.75%, 8/01/31	5,000	5,111,950
New York State Energy Research & Development Authority,
Refunding RB, Brooklyn Union Gas/Keyspan, Series A,
AMT (FGIC), 4.70%, 2/01/24	8,500	8,422,990
Tobacco Settlement Financing Corp. New York, RB,
Asset-Backed, Series B-1C, 5.50%, 6/01/20	5,000	5,422,700
		24,671,361
North Carolina — 0.6%
North Carolina Eastern Municipal Power Agency,
Refunding RB, Series B, 5.00%, 1/01/21	1,550	1,650,827
Ohio — 7.0%
American Municipal Power-Ohio Inc., RB, Prairie State
Energy Campus Project, Series A, 5.25%, 2/15/23	5,000	5,438,300
County of Cuyahoga Ohio, Refunding RB, Series A:
6.00%, 1/01/19	3,000	3,330,990
6.00%, 1/01/20	10,000	11,103,300
Pinnacle Community Infrastructure Financing Authority,
RB, Facilities, Series A, 6.00%, 12/01/22	967	847,227
		20,719,817
Oklahoma — 1.1%
Tulsa Airports Improvement Trust, RB, Series A, AMT,
7.75%, 6/01/35 (h)	3,350	3,385,510
Pennsylvania — 6.0%
Lancaster County Hospital Authority, RB, General Hospital
Project, 5.75%, 9/15/13 (b)	7,500	8,528,850
Montgomery County IDA Pennsylvania, MRB, Whitemarsh
Continuing Care, 6.00%, 2/01/21	1,275	1,104,800
Pennsylvania Higher Educational Facilities Authority, RB,
LaSalle University, 5.50%, 5/01/26	6,680	6,807,455
Pennsylvania Turnpike Commission, RB, Sub-Series A
(AGC), 5.00%, 6/01/22	1,000	1,081,700
		17,522,805

See Notes to Financial Statements.

20 ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (continued)

BlackRock Municipal 2020 Term Trust (BKK)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Puerto Rico — 4.7%
Commonwealth of Puerto Rico, GO, Public Improvement,
Series B, 5.25%, 7/01/17	$ 3,300	$ 3,512,223
Puerto Rico Electric Power Authority, RB, Series NN,
5.13%, 7/01/13 (b)	9,000	10,140,210
		13,652,433
Tennessee — 3.4%
Tennessee Energy Acquisition Corp., RB, Series A,
5.25%, 9/01/20	10,000	9,920,600
Texas — 10.2%
Brazos River Authority, Refunding RB, TXU Energy Co., LLC
Project, Series A, AMT, 6.75%, 4/01/38	1,100	905,520
Central Texas Regional Mobility Authority, RB, Senior Lien:
5.75%, 1/01/19	800	832,024
5.75%, 1/01/20	1,140	1,179,205
City of Dallas Texas, Refunding RB (AGC),
5.00%, 8/15/21	2,500	2,674,450
North Texas Tollway Authority, RB, Series C:
5.25%, 1/01/20	1,000	1,075,580
5.38%, 1/01/21	5,000	5,396,500
Port Corpus Christi Industrial Development Corp. Texas,
Refunding RB, Valero, Series C, 5.40%, 4/01/18	3,255	3,241,166
Texas State Turnpike Authority, RB, CAB, First Tier, Series A
(AMBAC) (a):
5.39%, 8/15/21	7,990	4,248,842
5.53%, 8/15/24	8,450	3,634,176
Weatherford ISD, GO, Refunding, CAB (PSF-GTD) (a):
5.75%, 2/15/11 (b)	4,040	2,020,970
5.78%, 2/15/11 (b)	4,040	1,908,294
5.75%, 2/15/23	2,905	1,412,643
5.77%, 2/15/24	2,905	1,332,756
		29,862,126
Virginia — 8.0%
Celebrate North Community Development Authority,
Special Assessment Bonds, Celebrate Virginia North
Project, Series B, 6.60%, 3/01/25	4,902	3,934,492
Charles City County EDA, RB, Waste Management Inc.
Project, AMT, 5.13%, 8/01/27 (h)	10,000	10,015,100
Mecklenburg County IDA Virginia, Refunding RB, Exempt
Facility, UAE LP Project, AMT, 6.50%, 10/15/17	7,500	7,391,250
Russell County IDA, Refunding RB, Appalachian Power,
Series K, 4.63%, 11/01/21	2,000	2,021,160
		23,362,002
Wisconsin — 3.0%
State of Wisconsin, Refunding RB, Series A,
5.25%, 5/01/20	1,000	1,123,220
Wisconsin Health & Educational Facilities Authority,
Refunding RB:
Froedtert & Community Health Inc., 5.00%, 4/01/20	1,515	1,583,690
Wheaton Franciscan Services, Series A,
5.50%, 8/15/17	2,880	2,934,346
Wheaton Franciscan Services, Series A,
5.50%, 8/15/18	3,190	3,230,832
		8,872,088
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority, RB, Senior Lien,
Matching Fund Loan Note, Series A, 5.25%, 10/01/17	1,000	1,050,020
Total Municipal Bonds — 155.5%		456,418,916

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (i)	(000)	Value
Illinois — 1.9%
City of Chicago Illinois, Refunding RB, Second Lien
(AGM), 5.00%, 11/01/20	$ 5,000	$ 5,480,800
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 1.9%		5,480,800
Total Long-Term Investments
(Cost — $464,194,995) — 157.4%		461,899,716
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.25% (j)(k)	1,901,695	1,901,695
Total Short-Term Securities
(Cost — $1,901,695) — 0.6%		1,901,695
Total Investments (Cost — $466,096,690*) — 158.0%		463,801,411
Other Assets Less Liabilities — 2.5%		7,367,635
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (1.3)%		(3,757,383)
Preferred Shares, at Redemption Value — (59.2)%		(173,863,049)
Net Assets Applicable to Common Shares — 100.0%		$293,548,614

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$461,922,849
Gross unrealized appreciation	$ 14,665,686
Gross unrealized depreciation	(16,537,124)
Net unrealized depreciation	$ (1,871,438)

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Issuer filed for bankruptcy and/or is in default of interest payments.
(d) Non-income producing security.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(g) Security is perpetual in nature and has no stated maturity date.
(h) Variable rate security. Rate shown is as of report date.
(i) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(j) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Shares Held at		Shares Held at
	April 30,	Net	April 30,
Affiliate	2009	Activity	2010	Income
FFI Institutional
Tax-Exempt Fund	2,301,041	(399,346)	1,901,695	$8,261
(k) Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (concluded)

BlackRock Municipal 2020 Term Trust (BKK)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of April 30, 2010 in determining the fair valuation of the Trust’s investments:

Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term
Investments[1]	—	$461,899,716	—	$461,899,716
Short-Term
Securities	$ 1,901,695	—	—	1,901,695
Total	$ 1,901,695	$461,899,716	—	$463,801,411

1 See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

22 ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments April 30, 2010

BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona — 3.7%
Pima County IDA, RB, American Charter Schools
Foundation, Series A, 5.63%, 7/01/38	$ 4,590	$ 3,630,690
Pima County IDA, Refunding IDRB, Tucson Electric Power,
5.75%, 9/01/29	2,185	2,223,412
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/38	3,860	4,034,704
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,280	9,323,343
5.00%, 12/01/37	2,855	2,531,671
		21,743,820
California — 28.3%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	4,445	4,839,538
California County Tobacco Securitization Agency, RB, CAB,
Stanislaus, Sub-Series C, 6.30%, 6/01/55 (a)	17,855	216,581
California HFA, RB, Home Mortgage, Series G, AMT,
5.50%, 8/01/42	7,280	7,367,142
California State Public Works Board, RB, Various Capital
Projects, Sub-Series I-1, 6.38%, 11/01/34	2,315	2,480,175
California Statewide Communities Development Authority,
RB, Health Facility, Memorial Health Services, Series A,
5.50%, 10/01/33	5,000	5,075,050
City of Lincoln California, Special Tax Bonds, Community
Facilities District No. 2003-1, 6.00%, 9/01/13 (b)	3,115	3,647,260
Foothill Eastern Transportation Corridor Agency California,
Refunding RB, CAB (a):
6.08%, 1/15/32	54,635	12,140,990
6.09%, 1/15/38	75,000	10,452,750
Golden State Tobacco Securitization Corp. California, RB,
Series 2003-A-1, 6.63%, 6/01/13 (b)	5,000	5,814,850
Los Angeles Department of Airports, RB, Series A,
5.25%, 5/15/39	1,560	1,616,753
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	11,690	11,911,642
Los Angeles Regional Airports Improvement Corp.
California, Refunding RB, Facilities, LAXFUEL Corp.,
LA International, AMT (AMBAC), 5.50%, 1/01/32	13,320	12,909,211
Los Angeles Unified School District California, GO,
Series D:
5.25%, 7/01/24	5,000	5,475,550
5.25%, 7/01/25	3,490	3,793,979
5.00%, 7/01/26	1,305	1,382,674
Murrieta Community Facilities District Special Tax
California, Special Tax Bonds, District No. 2, The Oaks
Improvement Area A, 6.00%, 9/01/34	5,000	4,576,550
San Francisco City & County Public Utilities Commission,
RB, Series B, 5.00%, 11/01/39	18,550	19,217,243
State of California, GO, Refunding, Various Purpose,
5.00%, 6/01/34	6,250	6,206,438
State of California, GO, Various Purpose:
5.00%, 6/01/32	4,000	4,002,200
6.00%, 3/01/33	4,970	5,470,529
6.50%, 4/01/33	20,410	23,140,246
University of California, RB, Limited Project, Series B,
4.75%, 5/15/38	10,465	10,368,617
West Valley-Mission Community College District, GO,
Election of 2004, Series A (AGM), 4.75%, 8/01/30	4,015	4,031,983
		166,137,951
Colorado — 1.6%
City of Colorado Springs Colorado, RB, Subordinate Lien,
Improvement, Series C (AGM), 5.00%, 11/15/45	2,545	2,604,248
Colorado Health Facilities Authority, Refunding RB,
Catholic Healthcare, Series A, 5.50%, 7/01/34	4,205	4,459,402

	Par
Municipal Bonds	(000)	Value
Colorado (concluded)
Park Creek Metropolitan District Colorado, Refunding RB,
Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	$ 2,530	$ 2,409,344
		9,472,994
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority,
RB, Ascension Health Senior Credit, 5.00%, 11/15/40	2,710	2,784,471
District of Columbia — 7.2%
District of Columbia, RB, CAB, Georgetown, Series A
(NPFGC), 6.03%, 4/01/11 (a)(b):	15,600	3,547,284
District of Columbia, RB, CAB, Georgetown, Series A
(NPFGC), 6.03%, 4/01/11 (a)(b):	51,185	10,963,315
District of Columbia, Refunding RB, Friendship Public
Charter School Inc. (ACA), 5.25%, 6/01/33	2,390	2,058,124
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	23,073,008
Metropolitan Washington Airports Authority, RB, First
Senior Lien, Series A:
5.00%, 10/01/39	990	1,027,630
5.25%, 10/01/44	1,545	1,615,236
		42,284,597
Florida — 4.9%
County of Miami-Dade Florida, RB, Water & Sewer
System, 5.00%, 10/01/34	6,625	6,748,689
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,306,197
County of Orange Florida, Refunding RB (Syncora),
4.75%, 10/01/32	2,895	2,851,691
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	7,485	7,644,356
Stevens Plantation Community Development District,
Special Assessment Bonds, Series A, 7.10%, 5/01/35	3,710	2,911,014
Village Community Development District No. 6, Special
Assessment Bonds, 5.63%, 5/01/22	6,805	6,532,732
		28,994,679
Georgia — 2.2%
De Kalb Private Hospital Authority, Refunding RB,
Children’s Healthcare, 5.25%, 11/15/39	1,650	1,712,667
Metropolitan Atlanta Rapid Transit Authority, RB, Third
Series, 5.00%, 7/01/39	6,805	7,162,399
Richmond County Development Authority, Refunding RB,
International Paper Co. Project, Series A, AMT,
6.00%, 2/01/25	4,000	4,007,600
		12,882,666
Guam — 0.8%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	1,245	1,288,837
6.75%, 11/15/29	1,775	1,887,819
7.00%, 11/15/39	1,255	1,340,139
		4,516,795
Illinois — 5.1%
Illinois Finance Authority, RB:
Advocate Health Care, Series C, 5.38%, 4/01/44	10,630	10,898,195
MJH Education Assistance IV LLC, Sub-Series B,
5.38%, 6/01/35 (c)(d)	1,675	452,300
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	3,160	3,283,209
Elmhurst Memorial Healthcare, 5.63%, 1/01/28	6,000	5,743,800
Friendship Village Schaumburg, Series A,
5.63%, 2/15/37	845	673,355
Series 05-A, 5.25%, 7/01/41	760	790,218

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (continued)

BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Illinois (concluded)
Illinois Municipal Electric Agency, RB (NPFGC),
4.50%, 2/01/35	$ 890	$ 833,147
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	1,240	1,291,931
Village of Bolingbrook Illinois, GO, Refunding, Series B
(NPFGC) (a):
6.01%, 1/01/33	6,820	2,088,079
6.01%, 1/01/34	14,085	4,064,790
		30,119,024
Indiana — 6.9%
City of Vincennes Indiana, Refunding RB, Southwest
Indiana Regional Youth Village, 6.25%, 1/01/24	2,130	1,775,483
Indiana Finance Authority, RB, Sisters of St. Francis
Health, 5.25%, 11/01/39	1,655	1,684,740
Indiana Finance Authority, Refunding RB, Duke Energy
Indiana Inc., Series C, 4.95%, 10/01/40	5,775	5,708,530
Indiana Health Facility Financing Authority, Refunding RB,
Methodist Hospital Inc., 5.50%, 9/15/31	9,000	7,699,680
Indiana Municipal Power Agency, RB, Indiana Municipal
Power Agency, Series B, 6.00%, 1/01/39	2,150	2,323,139
Petersburg Indiana, RB, Indiana Power & Light, AMT:
5.90%, 12/01/24	5,000	5,127,850
5.95%, 12/01/29	16,000	16,069,760
		40,389,182
Kentucky — 0.4%
Kentucky Economic Development Finance Authority,
Refunding RB, Owensboro Medical Health System,
Series A, 6.38%, 6/01/40	1,990	2,045,720
Kentucky Housing Corp., RB, Series F, AMT (FNMA),
5.45%, 1/01/32	235	235,985
		2,281,705
Louisiana — 1.3%
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB, Capital
Projects & Equipment Acquisition Program (ACA),
6.55%, 9/01/25	8,430	7,551,763
Maryland — 0.6%
Maryland Community Development Administration,
Refunding RB, Residential, Series A, AMT,
4.65%, 9/01/32	2,585	2,450,606
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	855	873,323
		3,323,929
Massachusetts — 0.6%
Massachusetts Health & Educational Facilities Authority,
Refunding RB, Partners Healthcare, Series J1,
5.00%, 7/01/39	3,535	3,584,101
Michigan — 0.6%
Michigan State Hospital Finance Authority, Refunding RB,
Henry Ford Health System, Series A, 5.25%, 11/15/46	4,230	3,858,225
Mississippi — 2.7%
City of Gulfport Mississippi, RB, Memorial Hospital at
Gulfport Project, Series A, 5.75%, 7/01/31	15,655	15,774,917
Multi-State — 5.3%
Centerline Equity Issuer Trust (e)(f):
6.80%, 11/30/50	6,500	6,626,035
6.80%, 10/31/52	16,000	17,278,080
MuniMae TE Bond Subsidiary LLC,
7.50%, 6/30/49 (e)(f)(g)	7,683	7,125,449
		31,029,564

	Par
Municipal Bonds	(000)	Value
Nebraska — 0.6%
Douglas County Hospital Authority No. 2, RB, Health
Facilities, Immanuel Obligation Group, 5.63%, 1/01/40 $	3,280	$ 3,267,962
Lancaster County Hospital Authority No. 1, RB, Immanuel
Obligation Group, 5.63%, 1/01/40	600	601,500
		3,869,462
Nevada — 0.8%
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/29	4,550	4,554,596
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority,
RB, Exeter Project, 5.75%, 10/01/31	3,500	3,568,495
New Jersey — 7.5%
Middlesex County Improvement Authority, RB, Subordinate,
Heldrich Center Hotel, Series B, 6.25%, 1/01/37	3,680	679,770
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/29	15,500	15,216,970
Continental Airlines Inc. Project, AMT,
7.00%, 11/15/30	15,410	15,404,298
New Jersey EDA, Special Assessment Bonds, Refunding,
Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	8,712,160
Tobacco Settlement Financing Corp. New Jersey,
Refunding RB, Series 1A, 4.50%, 6/01/23	4,125	3,939,952
		43,953,150
New York — 7.8%
Albany Industrial Development Agency, RB, New Covenant
Charter School Project, Series A, 7.00%, 5/01/35 (c)	1,820	728,018
New York City Industrial Development Agency, RB,
American Airlines Inc., JFK International Airport, AMT:
8.00%, 8/01/28	5,000	5,209,350
7.75%, 8/01/31	22,140	22,635,715
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/35	16,705	17,250,585
		45,823,668
North Carolina — 5.1%
City of Charlotte North Carolina, RB, Series B,
5.00%, 7/01/38	1,860	2,004,373
Gaston County Industrial Facilities and Pollution Control
Financing Authority North Carolina, RB, Exempt
Facilities, National Gypsum Co. Project, AMT,
5.75%, 8/01/35	12,130	8,713,343
North Carolina Capital Facilities Finance Agency, RB,
Duke University Project, Series B, 5.00%, 10/01/38	10,000	10,574,400
North Carolina Capital Facilities Finance Agency,
Refunding RB, Duke University Project, Series B,
4.25%, 7/01/42	4,575	4,485,833
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A:
5.00%, 6/01/39	1,240	1,264,441
5.00%, 6/01/42	2,750	2,792,020
		29,834,410
Ohio — 3.0%
Buckeye Tobacco Settlement Financing Authority, RB,
Asset-Backed, Senior Series A-2, 6.50%, 6/01/47	3,120	2,560,397
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38 (h)	6,125	6,288,844
County of Montgomery Ohio, Refunding RB, Catholic
Healthcare, Series A, 5.00%, 5/01/39	5,450	5,601,128
Pinnacle Community Infrastructure Financing Authority,
RB, Facilities, Series A, 6.25%, 12/01/36	3,760	2,977,807
		17,428,176

See Notes to Financial Statements.

24 ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (continued)

BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Oklahoma — 1.2%
Tulsa Airports Improvement Trust, RB, Series A, AMT,
7.75%, 6/01/35 (g)	$ 7,175	$ 7,251,055
Pennsylvania — 4.5%
Pennsylvania Economic Development Financing
Authority, RB:
Amtrak Project, Series A, AMT, 6.38%, 11/01/41	6,500	6,585,605
Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	3,725	3,836,042
Reliant Energy, Series A, AMT, 6.75%, 12/01/36	11,345	11,705,204
Pennsylvania HFA, Refunding RB, Series 97A, AMT,
4.60%, 10/01/27	1,110	1,114,029
Pennsylvania Turnpike Commission, RB, Sub-Series D,
5.13%, 12/01/40	3,100	3,155,087
		26,395,967
Puerto Rico — 5.5%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series C, 6.00%, 7/01/39	5,820	6,129,624
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.58%, 8/01/31 (a)	10,000	2,765,700
CAB, Series A, 6.66%, 8/01/33 (a)	12,670	3,075,642
CAB, Series A, 6.67%, 8/01/36 (a)	40,000	7,970,400
First Sub-Series A, 6.50%, 8/01/44	10,900	12,313,839
		32,255,205
South Carolina — 3.0%
Lexington County Health Services District Inc.,
Refunding RB, 5.75%, 11/01/13 (b)	10,000	11,489,300
South Carolina Jobs-EDA, Refunding RB:
Palmetto Health Alliance, Series A, 6.25%, 8/01/31	5,075	5,194,009
Palmetto Health, Series C, 6.88%, 8/01/13 (b)	990	1,164,438
		17,847,747
Tennessee — 0.9%
Knox County Health Educational & Housing Facilities
Board Tennessee, Refunding RB, CAB, Series A (AGM),
5.70%, 1/01/20 (a)	5,055	3,030,372
Rutherford County Health & Educational Facilities
Board, RB, Ascension Health Senior Credit Group,
5.00%, 11/15/40	2,015	2,051,693
		5,082,065
Texas — 15.8%
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	4,370	2,709,706
Brazos River Authority, Refunding RB, TXU Electric Co.
Project, Series C, AMT, 5.75%, 5/01/36	4,265	4,146,007
City of Houston Texas, RB, Senior Lien, Series A,
5.50%, 7/01/39	3,000	3,196,650
City of Houston Texas, Refunding RB, Combined, First Lien,
Series A (AGC), 6.00%, 11/15/35	16,425	18,842,760
Harris County-Houston Sports Authority, Refunding RB
(NPFGC) (a):
CAB, Junior Lien, Series H, 6.11%, 11/15/35	5,000	823,050
CAB, Senior Lien, Series A, 5.94%, 11/15/38	12,580	1,755,665
Third Lien, Series A-3, 5.97%, 11/15/37	26,120	3,733,070
Lower Colorado River Authority, Refunding RB (NPFGC):
5.00%, 5/15/13 (b)	50	55,644
5.00%, 5/15/13 (b)	70	77,768
5.00%, 5/15/31	2,275	2,304,370
LCRA Transmission Services Project (AMBAC),
4.75%, 5/15/34	2,210	2,194,287
Series A (NPFGC), 5.00%, 5/15/13 (b)	5	5,564
North Texas Tollway Authority, RB, Toll, 2nd Tier, Series F,
6.13%, 1/01/31	12,180	12,990,457
San Antonio Energy Acquisition Public Facility Corp., RB,
Gas Supply, 5.50%, 8/01/25	6,540	6,606,773

	Par
Municipal Bonds	(000)	Value
Texas (concluded)
State of Texas, GO, Transportation Community, Mobility
Fund, Series A, 4.75%, 4/01/35	$ 7,000	$ 7,051,660
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien, Note Mobility, 6.88%, 12/31/39	7,590	7,929,425
Texas State Affordable Housing Corp., RB, American
Opportunity Housing Portfolio, Junior Series B,
8.00%, 3/01/32 (c)(d)	4,435	220,863
Texas State Turnpike Authority, RB (AMBAC):
CAB, 6.06%, 8/15/32 (a)	24,850	5,932,689
CAB, 6.07%, 8/15/33 (a)	32,325	7,204,273
First Tier, Series A, 5.00%, 8/15/42	5,000	4,798,700
		92,579,381
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/41	7,150	7,271,765
Virginia — 1.5%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC),
5.50%, 2/01/31	2,635	2,586,806
Tobacco Settlement Financing Corp. Virginia,
Refunding RB, Senior Series B1, 5.00%, 6/01/47	5,780	3,978,547
Virginia Commonwealth Transportation Board, RB, CAB,
Contract, Route 28 (NPFGC), 5.29%, 4/01/32 (a)	8,105	2,580,551
		9,145,904
Washington — 0.6%
County of King Washington, Refunding RB (AGM),
5.00%, 1/01/36	3,615	3,742,754
Wisconsin — 2.4%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group,
5.00%, 11/15/30	3,210	3,305,690
Ascension Health Senior Credit Group,
5.00%, 11/15/33	1,640	1,671,127
Aurora Health Care, 6.40%, 4/15/33	7,500	7,657,200
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health Inc.,
5.38%, 10/01/30	1,205	1,224,449
		13,858,466
Total Municipal Bonds — 134.7%		791,192,649
Municipal Bonds Transferred to
Tender Option Bond Trusts (i)
Alabama — 0.8%
Alabama Special Care Facilities Financing Authority-
Birmingham, Refunding RB, Ascension Health Senior
Credit, Series C-2, 5.00%, 11/15/36	4,548	4,598,619
California — 3.2%
California Educational Facilities Authority, RB, University of
Southern California, Series A, 5.25%, 10/01/18	5,115	5,484,917
Los Angeles Community College District California, GO,
Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,500	4,606,830
San Diego Community College District California, GO,
Election of 2002, 5.25%, 8/01/33	3,261	3,423,889
University of California, RB, Series C (NPFGC),
4.75%, 5/15/37	5,000	4,984,800
		18,500,436
Colorado — 2.1%
Colorado Health Facilities Authority, RB:
Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	4,860	4,885,467
Catholic Health, Series C-3 (AGM), 5.10% 10/01/41	7,600	7,649,552
		12,535,019

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (concluded)

BlackRock Municipal Income Trust (BFK)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (i)	(000)	Value
Connecticut — 3.3%
Connecticut State Health & Educational Facility
Authority, RB:
Yale University, Series T-1, 4.70%, 7/01/29	$ 9,400	$ 9,861,164
Yale University, Series X-3, 4.85%, 7/01/37	9,360	9,755,086
		19,616,250
Illinois — 1.5%
Chicago Housing Authority, Refunding RB (AGM),
5.00%, 7/01/24	8,232	8,554,362
Massachusetts — 1.2%
Massachusetts Water Resources Authority, Refunding RB,
General, Series A, 5.00%, 8/01/41	6,770	6,978,313
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority,
Refunding RB, Dartmouth College, 5.25%, 6/01/39	3,988	4,329,868
New York — 1.5%
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	3,074	3,418,762
New York State Environmental Facilities Corp., RB,
Revolving Funds, New York City Municipal Water Project,
Series B, 5.00%, 6/15/31	5,370	5,486,905
		8,905,667
Virginia — 3.1%
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	10,750	11,379,412
Virginia HDA, RB, Sub-Series H-1 (NPFGC),
5.35%, 7/01/31	6,810	6,872,448
		18,251,860
Washington — 3.6%
Central Puget Sound Regional Transit Authority, RB,
Series A (AGM), 5.00%, 11/01/32	5,459	5,744,677
State of Washington, GO, Various Purpose, Series E,
5.00%, 2/01/34	14,487	15,273,619
		21,018,296
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 21.0%		123,288,690
Total Long-Term Investments
(Cost — $920,560,274) — 155.7%		914,481,339
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.25% (j)(k)	22,810,780	22,810,780
Total Short-Term Securities
(Cost — $22,810,780) — 3.9%		22,810,780
Total Investments (Cost — $943,371,054*) — 159.6%		937,292,119
Liabilities in Excess of Other Assets — (1.8)%		(10,506,651)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (11.7)%		(68,643,062)
Preferred Shares, at Redemption Value — (46.1)%		(270,892,814)
Net Assets Applicable to Common Shares — 100.0%		$ 587,249,592

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 873,383,866
Gross unrealized appreciation	$ 31,709,202
Gross unrealized depreciation	(36,384,450)
Net unrealized depreciation	$ (4,675,248)

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Issuer filed for bankruptcy and/or is in default of interest payments.
(d) Non-income producing security.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(g) Variable rate security. Rate shown is as of report date.
(h) When-issued security. Unsettled when-issued transactions were as follows:

Unrealized
Counterparty	Value	Appreciation
JPMorgan Securities, Inc.	$ 6,288,844	$ 58,616

(i) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(j) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Shares Held at		Shares Held at
	April 30,	Net	April 30,
Affiliate	2009	Activity	2010	Income
FFI Institutional
Tax-Exempt Fund	423,950	22,386,830	22,810,780	$38,138

(k) Represents the current yield as of report date.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, repayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of April 30, 2010 in determining the fair valuation of the Trust’s investments:

Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term
Investments[1]	—	$914,481,339	—	$914,481,339
Short-Term
Securities	$ 22,810,780	—	—	22,810,780
Total	$ 22,810,780	$914,481,339	—	$937,292,119

1 See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

26 ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments April 30, 2010

BlackRock Pennsylvania Strategic Municipal Trust (BPS)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Pennsylvania — 113.4%
Corporate — 2.4%
Pennsylvania Economic Development Financing Authority,
RB, Aqua Pennsylvania Inc. Project, Series A, AMT,
6.75%, 10/01/18	$ 600	$ 678,888
County/City/Special District/School District — 12.8%
Delaware Valley Regional Financial Authority, RB, Series A
(AMBAC), 5.50%, 8/01/28	1,500	1,615,185
Marple Newtown School District, GO (AGM),
5.00%, 6/01/31	600	629,910
Owen J. Roberts School District, GO, 4.75%, 11/15/25	700	736,281
Philadelphia School District, GO, Series E,
6.00%, 9/01/38	100	107,305
Scranton School District Pennsylvania, GO, Series A
(AGM), 5.00%, 7/15/38	500	511,845
		3,600,526
Education — 18.2%
Cumberland County Municipal Authority, RB, AICUP
Financing Program, Dickinson College Project,
5.00%, 11/01/39	200	196,666
Delaware County Authority Pennsylvania, RB, Villanova
University, 5.25%, 12/01/31	100	106,425
Delaware County Authority, RB, Haverford College:
5.00%, 11/15/35	415	439,871
5.00%, 11/15/40	300	316,473
Lancaster Higher Education Authority, RB, Franklin
& Marshall College Project, 5.00%, 4/15/37	500	509,190
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	250	253,747
Lafayette College Project, 6.00%, 5/01/30	1,250	1,253,525
Thomas Jefferson University, 5.00%, 3/01/40	1,000	1,026,520
University of Pittsburgh Pennsylvania, RB, Capital Project,
Series B, 5.00%, 9/15/28	350	380,002
Wilkes-Barre Finance Authority, Refunding RB, Wilkes
University Project, 5.00%, 3/01/37	700	635,677
		5,118,096
Health — 44.7%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A:
5.00%, 11/15/28	250	210,753
5.38%, 11/15/40	470	377,189
Berks County Municipal Authority, Refunding RB,
Reading Hospital & Medical Center Project, Series A-3,
5.50%, 11/01/31	500	525,675
Bucks County IDA, Refunding RB, Pennswood Village
Project, Series A, 6.00%, 10/01/12 (a)	1,400	1,565,480
Cumberland County Municipal Authority, RB, Diakon
Lutheran, 6.38%, 1/01/39	500	503,745
Dauphin County General Authority, Refunding RB,
Pinnacle Health System Project, Series A,
6.00%, 6/01/29	500	527,905
Lehigh County General Purpose Authority, Refunding RB,
Hospital, Saint Luke’s Bethlehem, 5.38%, 8/15/23 (a)	3,520	3,982,598
Lycoming County Authority, Refunding RB, Susquehanna
Health System Project, Series A, 5.75%, 7/01/39	210	212,516
Monroe County Hospital Authority Pennsylvania,
Refunding RB, Hospital, Pocono Medical Center,
5.13%, 1/01/37	345	326,063
Montgomery County Higher Education & Health Authority,
Refunding RB, Abington Memorial Hospital, Series A,
5.13%, 6/01/33	370	370,381

	Par
Municipal Bonds	(000)	Value
Pennsylvania (concluded)
Health (concluded)
Montgomery County IDA Pennsylvania, Acts Retirement
Life Community RB:
5.25%, 11/15/28	$ 1,250	$ 1,175,200
Series A, 4.50%, 11/15/36	400	322,620
Pennsylvania Higher Educational Facilities Authority, RB,
University of Pittsburgh Medical Center, Series E,
5.00%, 5/15/31	800	811,336
South Fork Municipal Authority, Refunding RB, Conemaugh
Valley Memorial, Series B (AGC), 5.38%, 7/01/35 (b)	245	247,563
Southcentral General Authority Pennsylvania,
Refunding RB, Wellspan Health Obligor Group,
Series A, 6.00%, 6/01/29	1,250	1,364,587
		12,523,611
Housing — 11.7%
Pennsylvania HFA, RB:
Series 94-A, AMT, 5.10%, 10/01/31	150	150,840
Series 95-A, AMT, 4.90%, 10/01/37	1,000	979,280
Series 103C, 5.40%, 10/01/33	250	260,368
Pennsylvania HFA, Refunding RB, AMT:
Series 96-A, 4.70%, 10/01/37	490	455,744
Series 97A, 4.65%, 10/01/31	1,300	1,230,086
Series 99A, 5.15%, 4/01/38	200	204,480
		3,280,798
State — 2.0%
Commonwealth of Pennsylvania, GO, First Series,
5.00%, 3/15/29	275	297,069
State Public School Building Authority, Refunding RB,
Harrisburg School District Project, Series A (AGC),
5.00%, 11/15/33	250	258,820
		555,889
Transportation — 15.3%
City of Philadelphia Pennsylvania, RB, Series A, AMT
(AGM), 5.00%, 6/15/37	1,150	1,106,990
Pennsylvania Economic Development Financing Authority,
RB, Amtrak Project, Series A, AMT:
6.25%, 11/01/31	1,000	1,011,960
6.38%, 11/01/41	1,000	1,013,170
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series E, 6.48%, 12/01/38 (c)	385	258,369
Series A (AMBAC), 5.25%, 12/01/32	870	886,626
		4,277,115
Utilities — 6.3%
City of Philadelphia Pennsylvania, RB, Series A,
5.25%, 1/01/36	100	102,797
Delaware County IDA Pennsylvania, RB, Water Facilities,
AMT (NPFGC), 6.00%, 6/01/29	1,250	1,250,775
Montgomery County IDA Pennsylvania, RB, Aqua
Pennsylvania Inc. Project, Series A, AMT, 5.25%, 7/01/42	300	300,966
Pennsylvania Economic Development Financing Authority,
RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	100	104,489
		1,759,027
Total Municipal Bonds in Pennsylvania		31,793,950
Multi-State — 12.7%
Housing — 12.7%
MuniMae TE Bond Subsidiary LLC,
7.50%, 6/30/49 (d)(e)(f)	3,842	3,562,725
Total Municipal Bonds in Multi-State		3,562,725

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (continued)

BlackRock Pennsylvania Strategic Municipal Trust (BPS)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Puerto Rico — 21.3%
Education — 2.7%
Puerto Rico Industrial Tourist Educational Medical
& Environmental Control Facilities Financing Authority,
RB, Ana G. Mendez University System Project,
5.00%, 3/01/26	$ 830	$ 750,569
State — 16.0%
Commonwealth of Puerto Rico, GO, Refunding,
Sub-Series C-7 (NPFGC), 6.00%, 7/01/27	1,385	1,471,119
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series N, 5.00%, 7/01/37	300	286,680
Puerto Rico Public Finance Corp., RB, Commonwealth
Appropriation, Series E, 5.50%, 2/01/12 (a)	1,495	1,612,477
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	1,000	1,122,830
		4,493,106
Utilities — 2.6%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien,
Series A, 6.00%, 7/01/38	200	208,764
Puerto Rico Electric Power Authority, RB, Series WW,
5.50%, 7/01/38	500	513,525
		722,289
Total Municipal Bonds in Puerto Rico		5,965,964
U.S. Virgin Islands — 0.3%
State — 0.3%
Virgin Islands Public Finance Authority, RB, Senior Lien,
Capital Projects, Series A-1, 5.00%, 10/01/39	100	94,696
Total Municipal Bonds in U.S. Virgin Islands		94,696
Total Municipal Bonds — 147.7%		41,417,335
Municipal Bonds Transferred to
Tender Option Bond Trusts (g)
Pennsylvania — 16.0%
Education — 1.8%
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, Trustees of the University of Pennsylvania,
Series C, 4.75%, 7/15/35	500	503,865
Health — 5.5%
Geisinger Authority, RB, Series A:
5.13%, 6/01/34	500	514,430
5.25%, 6/01/39	1,000	1,032,040
		1,546,470
Housing — 1.8%
Pennsylvania HFA, Refunding RB, Series 105C,
5.00%, 10/01/39	500	508,620
State — 6.9%
Commonwealth of Pennsylvania, GO, First Series,
5.00%, 3/15/28	825	895,461
Pennsylvania Turnpike Commission, RB, Series C of 2003
Pennsylvania Turnpike (NPFGC), 5.00%, 12/01/32	1,000	1,033,810
		1,929,271
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 16.0%		4,488,226
Total Long-Term Investments
(Cost — $45,168,136) — 163.7%		45,905,561

Short-Term Securities	Shares	Value
CMA Pennsylvania Municipal Money Fund 0.00%, (h)(i)	455,164	$ 455,164
Total Short-Term Securities
(Cost — $455,164) — 1.6%		455,164
Total Investments (Cost — $45,623,300*) — 165.3%		46,360,725
Other Assets Less Liabilities — 1.1%		304,432
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (8.2)%		(2,300,948)
Preferred Shares, at Redemption Value — (58.2)%		(16,325,844)
Net Assets Applicable to Common Shares — 100.0%		$ 28,038,365

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 43,196,402
Gross unrealized appreciation	$ 1,607,883
Gross unrealized depreciation	(743,302)
Net unrealized appreciation	$ 864,581

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) When-issued security. Unsettled when-issued transactions were as follows:

Unrealized
Affiliate	Value	Depreciation
Merrill Lynch & Co., Inc.	$ 45,471	$ 302
Raymond C. Forbes & Co.	$ 202,092	$ 1,092

(c) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(f) Variable rate security. Rate shown is as of report date.
(g) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(h) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Shares Held at		Shares Held at
	April 30,	Net	April 30,
Affiliate	2009	Activity	2010	Income
CMA Pennsylvania
Municipal Money
Fund	99,970	355,194	455,164	$ 161

(i) Represents the current yield as of report date.
• For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

28 ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (concluded)

BlackRock Pennsylvania Strategic Municipal Trust (BPS)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of April 30, 2010 in determining the fair valuation of the Trust’s investments:

Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term
Investments[1]	— $	45,905,561	—	$ 45,905,561
Short-Term
Securities	$ 455,164	—	—	455,164
Total	$ 455,164 $	45,905,561	—	$ 46,360,725
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments April 30, 2010

BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona — 3.1%
Pima County IDA, Refunding IDRB, Tucson Electric Power,
5.75%, 9/01/29	$ 350	$ 356,153
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/38	625	653,288
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,320	1,170,510
San Luis Facility Development Corp., RB, Senior Lien,
Regional Detention Center Project:
6.25%, 5/01/15	210	196,480
7.00%, 5/01/20	210	195,319
7.25%, 5/01/27	420	385,795
		2,957,545
California — 21.0%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	720	783,907
California County Tobacco Securitization Agency, RB, CAB,
Stanislaus, Sub-Series C, 6.30%, 6/01/55 (a)	3,095	37,542
California State Public Works Board, RB, Various Capital
Projects, Sub-Series I-1, 6.38%, 11/01/34	375	401,756
Los Angeles Department of Airports, RB, Series A,
5.25%, 5/15/39	250	259,095
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	1,875	1,910,550
Los Angeles Unified School District California, GO,
Series D, 5.00%, 7/01/26	1,585	1,679,339
San Francisco City & County Public Utilities Commission,
RB, Series B, 5.00%, 11/01/39	2,965	3,071,651
State of California, GO, Various Purpose:
6.00%, 3/01/33	800	880,568
6.50%, 4/01/33	650	736,951
(CIFG), 5.00%, 3/01/33	5,000	4,992,900
University of California, RB, Limited Project, Series B,
4.75%, 5/15/38	1,835	1,818,100
West Valley-Mission Community College District, GO,
Election of 2004, Series A (AGM), 4.75%, 8/01/30	3,350	3,364,171
		19,936,530
Colorado — 4.9%
City of Colorado Springs Colorado, RB, Subordinate Lien,
Improvement, Series C (AGM), 5.00%, 11/15/45	395	404,196
Colorado Health Facilities Authority, Refunding RB,
Catholic Healthcare, Series A, 5.50%, 7/01/34	680	721,140
Northwest Parkway Public Highway Authority Colorado, RB,
CAB, Senior Series B (AGM), 6.30%, 6/15/11 (a)(b)	10,000	3,095,100
Park Creek Metropolitan District Colorado, Refunding RB,
Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	440	419,016
		4,639,452
District of Columbia — 0.7%
Metropolitan Washington Airports Authority, RB, First
Senior Lien, Series A:
5.00%, 10/01/39	160	166,081
5.25%, 10/01/44	465	486,139
		652,220
Florida — 7.7%
Arborwood Community Development District, Special
Assessment Bonds, Master Infrastructure Projects,
Series B, 5.10%, 5/01/14	1,455	1,064,929
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, Series A-1, 5.38%, 10/01/41	370	374,251
County of Orange Florida, Refunding RB (Syncora),
4.75%, 10/01/32	475	467,894
Hillsborough County IDA, RB, National Gypsum Co.,
Series A, AMT, 7.13%, 4/01/30	3,300	2,874,333

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	$ 1,245	$ 1,271,506
Sumter Landing Community Development District Florida,
RB, Sub-Series B, 5.70%, 10/01/38	1,565	1,225,082
		7,277,995
Georgia — 1.5%
De Kalb Private Hospital Authority, Refunding RB,
Children’s Healthcare, 5.25%, 11/15/39	265	275,065
Metropolitan Atlanta Rapid Transit Authority, RB,
Third Series, 5.00%, 7/01/39	1,095	1,152,509
		1,427,574
Guam — 0.8%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	200	207,042
6.75%, 11/15/29	290	308,432
7.00%, 11/15/39	195	208,229
		723,703
Illinois — 8.6%
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B,
5.38%, 6/01/35 (c)(d)	300	81,009
Northwestern University, 5.00%, 12/01/33	5,000	5,148,500
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	2,500	2,597,475
Friendship Village Schaumburg, Series A,
5.63%, 2/15/37	145	115,546
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	200	208,376
		8,150,906
Indiana — 2.8%
Indiana Finance Authority, RB, Sisters of St. Francis
Health, 5.25%, 11/01/39	270	274,852
Indiana Finance Authority, Refunding RB, Duke Energy
Indiana Inc., Series C, 4.95%, 10/01/40	1,050	1,037,914
Indiana Health Facility Financing Authority, Refunding RB,
Methodist Hospital Inc., 5.38%, 9/15/22	1,060	983,394
Indiana Municipal Power Agency, RB, Indiana Municipal
Power Agency, Series B, 6.00%, 1/01/39	350	378,186
		2,674,346
Kentucky — 8.2%
Kentucky Economic Development Finance Authority,
Refunding RB:
Norton Healthcare Inc., Series B (NPFGC),
6.20%, 10/01/24 (a)	17,255	7,421,203
Owensboro Medical Health System, Series A,
6.38%, 6/01/40	320	328,960
		7,750,163
Maryland — 2.6%
Maryland Community Development Administration,
Refunding RB, Residential, Series A, AMT,
4.70%, 9/01/37	2,500	2,349,750
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	135	137,893
		2,487,643
Massachusetts — 0.6%
Massachusetts Health & Educational Facilities Authority,
Refunding RB, Partners Healthcare, Series J1,
5.00%, 7/01/39	570	577,917
Michigan — 0.7%
Michigan State Hospital Finance Authority, Refunding RB,
Henry Ford Health System, Series A, 5.25%, 11/15/46	730	665,840

See Notes to Financial Statements.

30 ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (continued)

BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Multi-State — 5.9%
Centerline Equity Issuer Trust, 7.60%, 12/15/50 (e)(f)	$ 2,000	$ 2,047,640
MuniMae TE Bond Subsidiary LLC, 7.50%,
6/30/49 (e)(f)(g)	3,842	3,562,725
		5,610,365
Nebraska — 0.8%
Douglas County Hospital Authority No. 2, RB, Health
Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	717,358
Nevada — 0.9%
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/29	880	880,889
New Jersey — 6.3%
Middlesex County Improvement Authority, RB, Subordinate,
Heldrich Center Hotel, Series B, 6.25%, 1/01/37	645	119,144
New Jersey EDA, RB, Cigarette Tax, 5.50%, 6/15/24	2,090	2,069,643
New Jersey State Turnpike Authority, RB, Series E,
5.25%, 1/01/40	1,355	1,418,279
Tobacco Settlement Financing Corp. New Jersey,
Refunding RB, Series 1A, 4.50%, 6/01/23	2,500	2,387,850
		5,994,916
New York — 6.3%
Albany Industrial Development Agency, RB, New Covenant
Charter School Project, Series A, 7.00%, 5/01/35 (c)	315	126,003
New York City Industrial Development Agency, RB,
American Airlines Inc., JFK International Airport, AMT,
7.75%, 8/01/31	3,000	3,067,170
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/35	2,680	2,767,529
		5,960,702
North Carolina — 1.4%
City of Charlotte North Carolina, RB, Series B,
5.00%, 7/01/38	300	323,286
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A:
5.00%, 6/01/39	200	203,942
5.00%, 6/01/42	440	446,723
North Carolina Municipal Power Agency No. 1 Catawba,
Refunding RB, Series A, 5.00%, 1/01/30	340	347,902
		1,321,853
Ohio — 2.6%
Buckeye Tobacco Settlement Financing Authority, RB,
Asset-Backed, Senior Series A-2, 6.50%, 6/01/47	1,880	1,542,803
County of Montgomery Ohio, Refunding RB, Catholic
Healthcare, Series A, 5.00%, 5/01/39	885	909,541
		2,452,344
Oklahoma — 1.3%
Tulsa Airports Improvement Trust, RB, Series A, AMT,
7.75%, 6/01/35 (g)	1,225	1,237,985
Pennsylvania — 8.1%
Pennsylvania Economic Development Financing
Authority, RB:
Amtrak Project, Series A, AMT, 6.50%, 11/01/16	1,000	1,023,710
Amtrak Project, Series A, AMT, 6.13%, 11/01/21	700	708,981
Amtrak Project, Series A, AMT, 6.25%, 11/01/31	1,000	1,011,960
Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	600	617,886
Reliant Energy, Series A, AMT, 6.75%, 12/01/36	2,000	2,063,500
Pennsylvania Turnpike Commission, RB, Sub-Series B,
5.25%, 6/01/39	2,175	2,247,906
		7,673,943

	Par
Municipal Bonds	(000)	Value
Puerto Rico — 3.2%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series C, 6.00%, 7/01/39	$ 940	$ 990,008
Puerto Rico Sales Tax Financing Corp., RB,
First Sub-Series A, 6.50%, 8/01/44	1,770	1,999,587
		2,989,595
South Carolina — 3.1%
South Carolina Jobs, EDA, Refunding RB, Palmetto Health,
Series C (b):
7.00%, 8/01/13	2,225	2,616,133
7.00%, 8/01/13	275	324,497
		2,940,630
South Dakota — 0.6%
South Dakota Health & Educational Facilities Authority,
RB, Sanford Health, 5.00%, 11/01/40	545	539,942
Texas — 17.8%
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	730	452,651
Brazos River Authority, Refunding RB, TXU Electric Co.
Project, Series C, AMT, 5.75%, 5/01/36	730	709,633
City of Houston Texas, RB, Senior Lien, Series A,
5.50%, 7/01/39	485	516,792
City of Houston Texas, Refunding RB, Combined,
First Lien, Series A (AGC), 6.00%, 11/15/35	2,730	3,131,856
Harris County-Houston Sports Authority,
Refunding RB, CAB, Senior Lien, Series A
(NPFGC), 6.17%, 11/15/38 (a)	4,750	662,910
La Joya ISD Texas, GO (PSF-GTD), 5.00%, 2/15/34	4,060	4,173,924
La Vernia Higher Education Finance Corp., RB, KIPP Inc.,
6.38%, 8/15/44	500	515,845
North Texas Tollway Authority, RB, Toll, 2nd Tier, Series F,
6.13%, 1/01/31	1,025	1,093,203
State of Texas, GO, Refunding, Water Financial Assistance,
5.75%, 8/01/22	500	505,445
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien, Note Mobility, 6.88%, 12/31/39	1,220	1,274,558
Texas State Turnpike Authority, RB, CAB (AMBAC),
6.05%, 8/15/31 (a)	15,000	3,834,450
		16,871,267
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/41	1,150	1,169,584
Virginia — 3.9%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC),
5.50%, 2/01/31	420	412,318
Tobacco Settlement Financing Corp. Virginia,
Refunding RB, Senior Series B1, 5.00%, 6/01/47	935	643,589
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	2,500	2,646,375
		3,702,282
Washington — 0.7%
County of King Washington, Refunding RB (AGM),
5.00%, 1/01/36	620	641,911
Wisconsin — 4.7%
Wisconsin Health & Educational Facilities Authority,
RB, Ascension Health Credit Group, Series A,
5.00%, 11/15/31	4,330	4,426,819

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (continued)

BlackRock Strategic Municipal Trust (BSD)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Wyoming — 1.2%
County of Sweetwater Wyoming, Refunding RB, Idaho
Power Co. Project, 5.25%, 7/15/26	$ 975	$ 1,030,809
Wyoming Municipal Power Agency, RB, Series A,
5.00%, 1/01/42	95	94,247
		1,125,056
Total Municipal Bonds — 133.2%		126,179,275
Municipal Bonds Transferred to
Tender Option Bond Trusts (h)
Alabama — 0.8%
Alabama Special Care Facilities Financing Authority-
Birmingham, Refunding RB, Ascension Health Senior
Credit, Series C-2, 5.00%, 11/15/36	760	768,121
California — 2.4%
California Educational Facilities Authority, RB, University of
Southern California, Series A, 5.25%, 10/01/18	855	916,833
Los Angeles Community College District California, GO,
Election of 2001, Series A (AGM), 5.00%, 8/01/32	740	757,568
San Diego Community College District California, GO,
Election of 2002, 5.25%, 8/01/33	553	581,119
		2,255,520
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic
Health (AGM):
Series C-3, 5.10%, 10/01/41	1,210	1,217,890
Series C-7, 5.00%, 9/01/36	780	784,087
		2,001,977
Connecticut — 3.4%
Connecticut State Health & Educational Facility Authority,
RB, Yale University:
Series T-1, 4.70%, 7/01/29	1,580	1,657,515
Series X-3, 4.85%, 7/01/37	1,540	1,605,003
		3,262,518
Illinois — 1.6%
Chicago Housing Authority, Refunding RB (AGM),
5.00%, 7/01/24	1,424	1,480,263
Massachusetts — 2.2%
Massachusetts Water Resources Authority, Refunding RB,
General, Series A, 5.00%, 8/01/41	1,980	2,040,925
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority,
Refunding RB, Dartmouth College, 5.25%, 6/01/39	645	699,941
New York — 0.6%
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	510	567,014
Tennessee — 1.4%
Shelby County Health Educational & Housing Facilities
Board, Refunding RB, St. Jude’s Children’s Research
Hospital, 5.00%, 7/01/31	1,280	1,323,814
Texas — 2.3%
County of Harris Texas, RB, Senior Lien, Toll Road,
Series A, 5.00%, 8/15/38	2,140	2,213,809
Virginia — 3.0%
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	1,790	1,894,805
Virginia I, RB, Sub-Series H-1 (NPFGC), 5.35%, 7/01/31	960	968,803
		2,863,608

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (h)	(000)	Value
Washington — 3.7%
Central Puget Sound Regional Transit Authority, RB,
Series A (AGM), 5.00%, 11/01/32	$ 900	$ 946,925
State of Washington, GO, Various Purpose, Series E,
5.00%, 2/01/34	2,400	2,529,792
		3,476,717
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 24.2%		22,954,227
Total Long-Term Investments
(Cost — $148,853,844) — 157.4%		149,133,502
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.25% (i)(j)	1,940,417	1,940,417
Total Short-Term Securities
(Cost — $1,940,417) — 2.1%		1,940,417
Total Investments (Cost — $150,794,261*) — 159.5%		151,073,919
Liabilities in Excess of Other Assets — (1.0)%		(954,098)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (13.1)%		(12,406,366)
Preferred Shares, at Redemption Value — (45.4)%		(42,977,223)
Net Assets Applicable to Common Shares — 100.0%		$ 94,736,232

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$138,070,160
Gross unrealized appreciation	$ 4,456,436
Gross unrealized depreciation	(3,849,059)
Net unrealized appreciation	$ 607,377

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Issuer filed for bankruptcy and/or is in default of interest payments.
(d) Non-income producing security.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(g) Variable rate security. Rate shown is as of report date.
(h) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(i) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Shares Held at		Shares Held at
	April 30,	Net	April 30,
Affiliate	2009	Activity	2010	Income
FFI Institutional
Tax-Exempt Fund	301,197	1,639,220	1,940,417	$8,970
(j) Represents the current yield as of report date.

See Notes to Financial Statements.

32 ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (concluded)

BlackRock Strategic Municipal Trust (BSD)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of April 30, 2010 in determining the fair valuation of the Trust’s investments:

Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term
Investments[1]	—	$149,133,502	—	$149,133,502
Short-Term
Securities	$ 1,940,417	—	—	1,940,417
Total	$ 1,940,417	$149,133,502	—	$151,073,919

1 See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Statements of Assets and Liabilities
	BlackRock	BlackRock			BlackRock	BlackRock
	Investment	Long-Term	BlackRock	BlackRock	Pennsylvania	Strategic
	Quality	Municipal	Municipal	Municipal	Strategic	Municipal
	Municipal Trust Inc.	Advantage Trust	2020 Term Trust	Income Trust	Municipal Trust	Trust
April 30, 2010	(BKN)	(BTA)	(BKK)	(BFK)	(BPS)	(BSD)
Assets
Investments at value — unaffiliated[1]	$ 364,592,636	$ 234,605,555	$ 461,899,716	$ 914,481,339	$ 45,905,561	$ 149,133,502
Investments at value — affiliated[2]	7,659,955	1,118,809	1,901,695	22,810,780	455,164	1,940,417
Cash	—	—	169,500	253,600	126,800	126,800
Interest receivable	5,354,560	4,167,439	7,574,720	14,282,294	656,940	2,287,954
Investments sold receivable	13,006,492	4,002,333	1,135,000	2,552,078	—	72,649
Income receivable — affiliated	186	42	144	645	15	30
Prepaid expenses	42,935	35,073	56,404	120,780	4,311	26,073
Other assets	46,647	10,885	36,295	166,231	3,981	7,775
Total assets	390,703,411	243,940,136	472,773,474	954,667,747	47,152,772	153,595,200
Accrued Liabilities
Investments purchased payable	19,380,457	6,231,596	—	23,611,539	246,169	2,788,501
Income dividends payable — Common Shares	1,426,960	794,037	1,259,730	3,488,502	141,642	528,471
Investment advisory fees payable	111,995	78,089	205,066	442,051	24,184	78,239
Administration fees payable	48,122	—	—	—	—	—
Officer’s and Trustees’ fees payable	48,045	12,530	38,075	166,719	5,094	9,188
Interest expense and fees payable	8,419	299,643	7,383	59,561	1,206	9,984
Other affiliates payable	—	1,442	2,900	5,665	280	919
Other accrued expenses payable	102,928	75,565	98,657	167,803	70,246	70,061
Total accrued liabilities	21,126,926	7,492,902	1,611,811	27,941,840	488,821	3,485,363
Other Liabilities
Trust certificates[3]	11,137,401	86,090,000	3,750,000	68,583,501	2,299,742	12,396,382
Total Liabilities	32,264,327	93,582,902	5,361,811	96,525,341	2,788,563	15,881,745
Preferred Shares at Redemption Value
$25,000 per share liquidation preference, plus
unpaid dividends[4,5,6]	125,967,819	—	173,863,049	270,892,814	16,325,844	42,977,223
Net Assets Applicable to Common Shareholders	$ 232,471,265	$ 150,357,234	$ 293,548,614	$ 587,249,592	$ 28,038,365	$ 94,736,232
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[6,7,8]	$ 236,061,147	$ 190,789,578	$ 287,184,576	$ 630,054,377	$ 28,487,095	$ 103,356,106
Undistributed net investment income	4,523,905	2,312,458	10,354,633	10,453,607	620,889	1,552,284
Accumulated net realized loss	(12,721,966)	(34,755,551)	(1,695,316)	(47,179,457)	(1,807,044)	(10,451,816)
Net unrealized appreciation/depreciation	4,608,179	(7,989,251)	(2,295,279)	(6,078,935)	737,425	279,658
Net Assets Applicable to Common Shareholders	$ 232,471,265	$ 150,357,234	$ 293,548,614	$ 587,249,592	$ 28,038,365	$ 94,736,232
Net asset value per Common Share.	$ 13.68	$ 11.27	$ 14.51	$ 13.23	$ 13.86	$ 13.00
[1] Investments at cost — unaffiliated	$ 359,984,457	$ 242,594,806	$ 464,194,995	$ 920,560,274	$ 45,168,136	$ 148,853,844
[2] Investments at cost — affiliated	$ 7,659,955	$ 1,118,809	$ 1,901,695	$ 22,810,780	$ 455,164	$ 1,940,417
[3] Represents short-term floating rate certificates
issued by tender option bond trusts.
[4] Preferred Shares outstanding	5,038	—	6,954	10,835	653	1,719
[5] Preferred Shares authorized	5,862	—	Unlimited	Unlimited	Unlimited	Unlimited
[6] Par value per Preferred and Common Share	$ 0.01	$ 0.001	$ 0.001	$ 0.001	$ 0.001	$ 0.001
[7] Common Shares outstanding	16,987,617	13,345,152	20,236,628	44,376,991	2,023,459	7,289,261
[8] Common Shares authorized	200 Million	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See Notes to Financial Statements.

34 ANNUAL REPORT

APRIL 30, 2010

Statements of Operations
	BlackRock	BlackRock			BlackRock	BlackRock
	Investment	Long-Term	BlackRock	BlackRock	Pennsylvania	Strategic
	Quality	Municipal	Municipal	Municipal	Strategic	Municipal
	Municipal Trust Inc.	Advantage Trust	2020 Term Trust	Income Trust	Municipal Trust	Trust
Year Ended April 30, 2010	(BKN)	(BTA)	(BKK)	(BFK)	(BPS)	(BSD)
Investment Income
Interest	$ 20,481,299	$ 12,018,459	$ 25,154,135	$ 51,992,958	$ 2,285,150	$ 8,221,409
Income — affiliated	25,777	7,129	11,895	52,527	530	9,811
Total income	20,507,076	12,025,588	25,166,030	52,045,485	2,285,680	8,231,220
Expenses
Investment advisory	1,247,439	1,419,828	2,269,629	5,332,926	263,992	868,242
Administration	534,617	—	—	—	—	—
Commissions for Preferred Shares	187,506	—	260,358	369,847	20,632	59,535
Accounting services	65,484	45,365	65,885	125,368	14,477	29,678
Professional	48,751	38,046	49,799	98,115	32,884	44,454
Printing	48,177	23,776	61,153	113,341	8,599	19,685
Officer and Trustees	46,291	21,902	48,921	123,751	5,179	14,579
Transfer agent	40,570	11,609	31,643	45,045	42,820	26,201
Custodian	22,559	15,939	25,592	43,305	5,125	11,192
Registration	9,526	9,178	9,229	15,621	800	9,245
Miscellaneous	77,818	44,240	72,294	130,121	27,209	42,733
Total expenses excluding interest expense and fees	2,328,738	1,629,883	2,894,503	6,397,440	421,717	1,125,544
Interest expense and fees[1]	79,991	922,997	28,465	475,893	5,912	85,745
Total expenses	2,408,729	2,552,880	2,922,968	6,873,333	427,629	1,211,289
Less fees waived by advisor	(8,791)	(570,545)	(3,357)	(564,896)	(2,180)	(3,555)
Total expenses after fees waived	2,399,938	1,982,335	2,919,611	6,308,437	425,449	1,207,734
Net investment income	18,107,138	10,043,253	22,246,419	45,737,048	1,860,231	7,023,486
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,235,639)	(5,621,912)	658,970	(3,314,116)	(258,713)	(4,328,834)
Financial futures contracts	(6,854)	(32,862)	—	917,454	17,063	71,802
	(3,242,493)	(5,654,774)	658,970	(2,396,662)	(241,650)	(4,257,032)
Net change in unrealized appreciation/depreciation
on investments	36,666,543	28,098,398	42,967,169	109,819,979	3,925,374	18,437,955
Total realized and unrealized gain	33,424,050	22,443,624	43,626,139	107,423,317	3,683,724	14,180,923
Dividends to Preferred Shareholders From
Net investment income	(573,855)	—	(778,339)	(1,235,954)	(73,835)	(198,039)
Net Increase in Net Assets Applicable to Common
Shareholders Resulting from Operations	$ 50,957,333	$ 32,486,877	$ 65,094,219	$ 151,924,411	$ 5,470,120	$ 21,006,370
[1] Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Statements of Changes in Net Assets
	BlackRock Investment Quality Municipal Trust Inc. (BKN)			BlackRock Long-Term Municipal Advantage Trust (BTA)
		Period			Period
		November 1,			November 1,
	Year Ended	2008	Year Ended	Year Ended	2008	Year Ended
Increase (Decrease) in Net Assets	April 30,	to April 30,	October 31,	April 30,	to April 30,	October 31,
Applicable to Common Shareholders:	2010	2009	2008	2010	2009	2008
Operations
Net investment income	$ 18,107,138	$ 8,544,311	$ 18,150,327	$ 10,043,253	$ 4,504,862	$ 10,760,652
Net realized loss	(3,242,493)	(4,525,056)	(4,205,572)	(5,654,774)	(6,911,767)	(22,180,142)
Net change in unrealized appreciation/depreciation	36,666,543	20,121,215	(62,760,434)	28,098,398	19,507,695	(48,552,418)
Dividends to Preferred Shareholders from
net investment income	(573,855)	(776,524)	(5,278,893)	—	—	—
Net increase (decrease) in net assets applicable to
Common Shareholders resulting from operations	50,957,333	23,363,946	(54,094,572)	32,486,877	17,100,790	(59,971,908)
Dividends to Common Shareholders From
Net investment income	(16,049,999)	(6,741,319)	(15,020,485)	(9,208,155)	(4,403,900)	(8,807,800)
Capital Share Transactions
Reinvestment of common dividends	752,867	—	2,031,105	—	—	—
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to
Common Shareholders	35,660,201	16,622,627	(67,083,952)	23,278,722	12,696,890	(68,779,708)
Beginning of period	196,811,064	180,188,437	247,272,389	127,078,512	114,381,622	183,161,330
End of period	$ 232,471,265	$ 196,811,064	$ 180,188,437	$ 150,357,234	$ 127,078,512	$ 114,381,622
Undistributed net investment income	$ 4,523,905	$ 3,076,570	$ 2,054,424	$ 2,312,458	$ 1,540,840	$ 1,424,388
	BlackRock Municipal 2020 Term Trust (BKK)			BlackRock Municipal Income Trust (BFK)
		Period			Period
		January 1,			November 1,
	Year Ended	2009	Year Ended	Year Ended	2008	Year Ended
Increase (Decrease) in Net Assets	April 30,	to April 30,	December 31,	April 30,	to April 30,	October 31,
Applicable to Common Shareholders:	2010	2009	2008	2010	2009	2008
Operations
Net investment income	$ 22,246,419	$ 7,064,504	$ 22,005,731	$ 45,737,048	$ 22,838,597	$ 49,640,897
Net realized gain (loss)	658,970	48,391	54,030	(2,396,662)	(2,136,165)	(9,708,923)
Net change in unrealized appreciation/depreciation	42,967,169	28,473,603	(86,853,534)	109,819,979	28,233,438	(184,440,555)
Dividends to Preferred Shareholders from
net investment income	(778,339)	(448,388)	(5,989,683)	(1,235,954)	(1,535,815)	(13,027,692)
Net increase (decrease) in net assets applicable to
Common Shareholders resulting from operations	65,094,219	35,138,110	(70,783,456)	151,924,411	47,400,055	(157,536,273)
Dividends to Common Shareholders From
Net investment income	(15,116,761)	(5,038,920)	(15,116,761)	(41,349,932)	(18,194,578)	(40,311,763)
Capital Share Transactions
Reinvestment of common dividends	—	—	—	1,861,576	319,545	2,155,812
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to
Common Shareholders	49,977,458	30,099,190	(85,900,217)	112,436,055	29,525,022	(195,692,224)
Beginning of period	243,571,156	213,471,966	299,372,183	474,813,537	445,288,515	640,980,739
End of period	$ 293,548,614	$ 243,571,156	$ 213,471,966	$ 587,249,592	$ 474,813,537	$ 445,288,515
Undistributed net investment income	$ 10,354,633	$ 4,003,314	$ 2,426,118	$ 10,453,607	$ 7,300,273	$ 4,201,196
See Notes to Financial Statements.

36 ANNUAL REPORT

APRIL 30, 2010

Statements of Changes in Net Assets (concluded)
	BlackRock Pennsylvania Strategic Municipal Trust (BPS)			BlackRock Strategic Municipal Trust (BSD)
		Period			Period
		January 1,			January 1,
	Year Ended	2009	Year Ended	Year Ended	2009	Year Ended
Increase (Decrease) in Net Assets	April 30,	to April 30,	December 31,	April 30,	to April 30,	December 31,
Applicable to Common Shareholders:	2010	2009	2008	2010	2009	2008
Operations
Net investment income	$ 1,860,231	$ 540,466	$ 1,801,648	$ 7,023,486	$ 2,354,066	$ 7,433,389
Net realized loss	(241,650)	(220,388)	(1,066,925)	(4,257,032)	(202,367)	(4,074,584)
Net change in unrealized appreciation/depreciation	3,925,374	2,311,593	(5,698,117)	18,437,955	7,424,734	(27,351,787)
Dividends to Preferred Shareholders from net
investment income	(73,835)	(42,935)	(573,868)	(198,039)	(121,851)	(1,866,936)
Net increase (decrease) in net assets applicable to
Common Shareholders resulting from operations	5,470,120	2,588,736	(5,537,262)	21,006,370	9,454,582	(25,859,918)
Dividends to Common Shareholders From
Net investment income	(1,454,867)	(364,223)	(1,244,164)	(6,104,489)	(1,822,006)	(5,920,231)
Capital Share Transactions
Reinvestment of common dividends	—	—	19,724	14,173	—	86,152
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to
Common Shareholders	4,015,253	2,224,513	(6,761,702)	14,916,054	7,632,576	(31,693,997)
Beginning of period	24,023,112	21,798,599	28,560,301	79,820,178	72,187,602	103,881,599
End of period	$ 28,038,365	$ 24,023,112	$ 21,798,599	$ 94,736,232	$ 79,820,178	$ 72,187,602
Undistributed net investment income	$ 620,889	$ 289,360	$ 156,046	$ 1,552,284	$ 850,120	$ 444,294

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Statement of Cash Flows	BlackRock Long-Term Municipal Advantage Trust (BTA)
Year Ended April 30, 2010
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$ 32,486,877
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(121,063)
Increase in other assets	(2,696)
Decrease in income receivable — affiliated	19
Decrease in prepaid expenses	4,216
Increase in investment advisory fees payable	17,293
Increase in other affiliates payable	665
Decrease in accrued expenses payable	(7,750)
Decrease in interest expense and fees payable	(248,897)
Increase in officers and trustees’ fees payable	3,478
Net realized and unrealized gain (loss)	(22,476,486)
Amortization of premium and discount on investments	452,406
Proceeds from sales and paydowns of long-term investments	64,070,059
Purchases of long-term investments	(72,323,765)
Net proceeds from sales of short-term securities	281,376
Cash provided by operating activities	2,135,732
Cash Used for Financing Activities
Cash receipts from trust certificates	9,490,000
Cash payments from trust certificates	(2,535,000)
Cash dividends paid to Common Shareholders	(9,148,101)
Cash used for financing activities	(2,193,101)
Cash
Net decrease in cash	(57,369)
Cash at beginning of year	57,369
Cash at end of year	$ —
Cash Flow Information
Cash paid for interest	$ 1,171,894
A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the period based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

38 ANNUAL REPORT

APRIL 30, 2010

Financial Highlights			BlackRock Investment Quality Municipal Trust Inc. (BKN)
		Period
		November 1,
	Year Ended	2008 to
	April 30,	April 30,		Year Ended October 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 11.63	$ 10.64	$ 14.73	$ 15.79	$ 15.59	$ 15.71
Net investment income	1.07[1]	0.50[1]	1.08[1]	1.08	1.10	1.14
Net realized and unrealized gain (loss)	1.96	0.94	(3.97)	(0.79)	0.44	(0.11)
Dividends to Preferred Shareholders from
net investment income	(0.03)	(0.05)	(0.31)	(0.32)	(0.28)	(0.19)
Net increase (decrease) from investment operations	3.00	1.39	(3.20)	(0.03)	1.26	0.84
Dividends to Common Shareholders from
net investment income	(0.95)	(0.40)	(0.89)	(1.03)	(1.06)	(0.96)
Net asset value, end of period	$ 13.68	$ 11.63	$ 10.64	$ 14.73	$ 15.79	$ 15.59
Market price, end of period	$ 14.19	$ 11.35	$ 10.25	$ 16.35	$ 18.97	$ 16.62
Total Investment Return[2]
Based on net asset value	26.55%	13.63%[3]	(22.93)%	(0.95)%	7.38%	5.34%
Based on market price	34.50%	15.12%[3]	(33.11)%	(8.49)%	21.06%	16.68%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.10%	1.29%[5]	1.19%	1.08%	1.09%	1.08%
Total expenses after fees waived and before fees
paid indirectly[4]	1.10%	1.28%[5]	1.19%	1.07%	1.09%	1.08%
Total expenses after fees waived and paid indirectly[4]	1.10%	1.28%[5]	1.17%	1.07%	1.09%	1.08%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[4,6]	1.06%	1.20%[5]	1.07%	1.07%	1.09%	1.08%
Net investment income[4]	8.29%	9.53%[5]	7.84%	7.06%	7.09%	7.21%
Dividends to Preferred Shareholders	0.26%	0.87%[5]	2.28%	2.07%	1.81%	1.17%
Net investment income to Common Shareholders	8.03%	8.66%[5]	5.56%	4.99%	5.28%	6.04%
Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$ 232,471	$ 196,811	$ 180,188	$ 247,272	$ 263,878	$ 260,494
Preferred Shares outstanding at $25,000 liquidation
preference, end of period (000)	$ 125,950	$ 126,950	$ 126,950	$ 146,550	$ 146,550	$ 146,550
Portfolio turnover	43%	26%	26%	17%	82%	77%
Asset coverage per Preferred Share at $25,000 liquidation
preference, end of period	$ 71,147	$ 63,762	$ 60,495	$ 67,185	$ 70,054	$ 69,465

1 Based on average shares outstanding.
2 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Annualized.
6 Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Financial Highlights		BlackRock Long-Term Municipal Advantage Trust (BTA)
		Period			Period
		November 1,			February 28,
	Year Ended	2008 to	Year Ended		2006[1] to
			October 31,
	April 30,	April 30,			October 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 9.52	$ 8.57	$ 13.72	$ 14.89	$ 14.33[2]
Net investment income	0.75[3]	0.34[3]	0.81[3]	0.70	0.45
Net realized and unrealized gain (loss)	1.69	0.94	(5.30)	(1.15)	0.62
Net increase (decrease) from investment operations	2.44	1.28	(4.49)	(0.45)	1.07
Dividends from net investment income	(0.69)	(0.33)	(0.66)	(0.72)	(0.48)
Capital charges with respect to issuance of Common Shares	—	—	—	—	(0.03)
Net asset value, end of period	$ 11.27	$ 9.52	$ 8.57	$ 13.72	$ 14.89
Market price, end of period	$ 10.77	$ 8.79	$ 8.40	$ 12.14	$ 14.70
Total Investment Return[4]
Based on net asset value	26.81%	15.78%[5]	(33.64)%	(2.93)%	7.48%[5]
Based on market price	31.25%	9.06%[5]	(26.49)%	(13.00)%	1.40%[5]
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.80%	2.95%[6]	4.00%	4.69%	4.55%[6]
Total expenses after fees waived and before fees paid indirectly	1.40%	2.55%[6]	3.60%	4.29%	4.14%[6]
Total expenses after fees waived and paid indirectly	1.40%	2.55%[6]	3.60%	4.29%	4.11%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense
and fees[7]	0.75%	0.82%[6]	0.83%	0.89%	0.97%[6]
Net investment income	7.07%	7.88%[6]	6.56%	4.87%	4.79%[6]
Supplemental Data
Net assets, end of period (000)	$ 150,357	$ 127,079	$ 114,382	$ 183,161	$ 198,137
Portfolio turnover	30%	15%	16%	39%	20%

1 Commencement of operations.
2 Net asset value, beginning of period, reflects a deduction of $0.675 per sales charge from the initial offering price of $15.00 per share.
3 Based on average shares outstanding.
4 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

40 ANNUAL REPORT

APRIL 30, 2010

Financial Highlights			BlackRock Municipal 2020 Term Trust (BKK)
		Period
		January 1,
	Year Ended	2009 to
	April 30,	April 30,		Year Ended December 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 12.04	$ 10.55	$ 14.79	$ 15.77	$ 15.28	$ 14.85
Net investment income	1.10[1]	0.35[1]	1.09[1]	1.12	1.10	1.11
Net realized and unrealized gain (loss)	2.16	1.41	(4.28)	(0.97)	0.48	0.39
Dividends to Preferred Shareholders from
net investment income	(0.04)	(0.02)	(0.30)	(0.33)	(0.29)	(0.20)
Net increase (decrease) from investment operations	3.22	1.74	(3.49)	(0.18)	1.29	1.30
Dividends to Common Shareholders from
net investment income	(0.75)	(0.25)	(0.75)	(0.80)	(0.80)	(0.87)
Net asset value, end of period	$ 14.51	$ 12.04	$ 10.55	$ 14.79	$ 15.77	$ 15.28
Market price, end of period	$ 14.89	$ 12.70	$ 10.57	$ 13.60	$ 15.77	$ 14.00
Total Investment Return[2]
Based on net asset value	26.97%	16.39%[3]	(24.57)%	(1.16)%	8.72%	8.98%
Based on market price	23.52%	22.54%[3]	(17.81)%	(9.11)%	18.66%	(1.28)%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.06%	1.23%[5]	1.12%	1.06%	1.07%	1.09%
Total expenses after fees waived and paid indirectly[4]	1.06%	1.23%[5]	1.12%	1.05%	1.07%	1.08%
Total expenses after fees waived and paid indirectly and
excluding interest expense and fees[4,6]	1.05%	1.21%[5]	1.10%	1.05%	1.07%	1.08%
Net investment income[4]	8.08%	9.28%[5]	8.01%	7.27%	7.09%	7.27%
Dividends to Preferred Shareholders	0.28%	0.59%[5]	2.18%	2.14%	1.89%	1.34%
Net investment income to Common Shareholders	7.80%	8.69%[5]	5.83%	5.13%	5.20%	5.93%
Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$ 293,549	$ 243,571	$ 213,472	$ 299,372	$ 319,131	$ 309,146
Preferred Shares outstanding at $25,000 liquidation
preference, end of period (000)	$ 173,850	$ 173,850	$ 173,850	$ 177,600	$ 177,600	$ 177,600
Portfolio turnover	6%	1%	5%	4%	12%	14%
Asset coverage per Preferred Share at $25,000 liquidation
preference, end of period	$ 67,215	$ 60,027	$ 55,703	$ 67,154	$ 69,937	$ 68,527

1 Based on average shares outstanding.
2 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Annualized.
6 Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Financial Highlights				BlackRock Municipal Income Trust (BFK)
		Period
		November 1,
	Year Ended	2008 to
	April 30,	April 30,		Year Ended October 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 10.74	$ 10.08	$ 14.55	$ 15.37	$ 14.71	$ 14.26
Net investment income	1.03[1]	0.52[1]	1.12[1]	1.11	1.14	1.18
Net realized and unrealized gain (loss)	2.42	0.58	(4.38)	(0.63)	0.78	0.43
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.03)	(0.30)	(0.31)	(0.27)	(0.18)
Net realized gain	—	—	—	(0.00)[2]	—	—
Net increase (decrease) from investment operations	3.42	1.07	(3.56)	0.17	1.65	1.43
Dividends and distributions to Common Shareholders from:
Net investment income	(0.93)	(0.41)	(0.91)	(0.99)	(0.99)	(0.98)
Net realized gain	—	—	—	(0.00)[2]	—	—
Total dividends and distributions to Common Shareholders	(0.93)	(0.41)	(0.91)	(0.99)	(0.99)	(0.98)
Net asset value, end of period	$ 13.23	$ 10.74	$ 10.08	$ 14.55	$ 15.37	$ 14.71
Market price, end of period	$ 13.44	$ 11.10	$ 8.75	$ 15.92	$ 17.30	$ 15.69
Total Investment Return[3]
Based on net asset value	32.75%	11.15%[4]	(25.69)%	0.70%	11.24%	10.21%
Based on market price	30.49%	32.34%[4]	(41.05)%	(2.11)%	17.39%	19.31%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.26%	1.44%[6]	1.38%	1.18%	1.21%	1.22%
Total expenses after fees waived and paid indirectly[5]	1.15%	1.26%[6]	1.15%	0.88%	0.83%	0.83%
Total expenses after fees waived and paid indirectly and
excluding interest expense and fees[5,7]	1.07%	1.15%[6]	0.98%	0.88%	0.83%	0.83%
Net investment income[5]	8.37%	10.48%[6]	8.34%	7.43%	7.65%	7.97%
Dividends to Preferred Shareholders	0.23%	0.70%[6]	2.19%	2.04%	1.83%	1.23%
Net investment income to Common Shareholders	8.14%	9.78%[6]	6.15%	5.39%	5.82%	6.74%
Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$ 587,250	$ 474,814	$ 445,289	$ 640,981	$ 674,080	$ 642,047
Preferred Shares outstanding at $25,000 liquidation
preference, end of period (000)	$ 270,875	$ 293,125	$ 293,125	$ 375,125	$ 375,125	$ 375,125
Portfolio turnover	32%	11%	13%	17%	77%	68%
Asset coverage per Preferred Share at $25,000 liquidation
preference, end of period	$ 79,201	$ 65,498	$ 62,989	$ 67,727	$ 69,933	$ 67,797

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to Preferred Shareholders.
6 Annualized.
7 Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

42 ANNUAL REPORT

APRIL 30, 2010

Financial Highlights			BlackRock Pennsylvania Strategic Municipal Trust (BPS)
		Period
		January 1,
	Year Ended	2009 to
	April 30,	April 30,		Year Ended December 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 11.87	$ 10.77	$ 14.12	$ 15.01	$ 15.27	$ 15.81
Net investment income	0.92[1]	0.27[1]	0.89[1]	0.99	1.02	0.97
Net realized and unrealized gain (loss)	1.83	1.03	(3.36)	(0.74)	(0.09)	(0.42)
Dividends to Preferred Shareholders from
net investment income	(0.04)	(0.02)	(0.26)	(0.31)	(0.28)	(0.19)
Net increase (decrease) from investment operations	2.71	1.28	(2.73)	(0.06)	0.65	0.36
Dividends to Common Shareholders from
net investment income	(0.72)	(0.18)	(0.62)	(0.83)	(0.91)	(0.90)
Net asset value, end of period	$ 13.86	$ 11.87	$ 10.77	$ 14.12	$ 15.01	$ 15.27
Market price, end of period	$ 13.88	$ 9.85	$ 8.42	$ 13.55	$ 17.43	$ 15.85
Total Investment Return[2]
Based on net asset value	23.80%	12.28%[3]	(19.63)%	(0.82)%	4.09%	2.39%
Based on market price	49.41%	19.18%[3]	(34.53)%	(18.04)%	16.45%	7.02%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.60%	1.63%[5]	1.61%	1.55%	1.51%	1.52%
Total expenses after fees waived and before fees
paid indirectly[4]	1.59%	1.61%[5]	1.45%	1.37%	1.28%	1.21%
Total expenses after fees waived and paid indirectly[4]	1.59%	1.61%[5]	1.45%	1.35%	1.23%	1.13%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[4,6]	1.57%	1.61%[5]	1.42%	1.35%	1.23%	1.13%
Net investment income[4]	6.94%	7.38%[5]	6.82%	6.82%	6.73%	6.28%
Dividends to Preferred Shareholders	0.28%	0.56%[5]	2.17%	2.10%	1.85%	1.22%
Net investment income to Common Shareholders	6.66%	6.82%[5]	4.65%	4.72%	4.88%	5.06%
Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$ 28,038	$ 24,023	$ 21,799	$ 28,560	$ 30,306	$ 30,801
Preferred Shares outstanding at $25,000 liquidation
preference, end of period (000)	$ 16,325	$ 16,825	$ 16,825	$ 17,500	$ 17,500	$ 17,500
Portfolio turnover	19%	8%	45%	41%	7%	8%
Asset coverage per Preferred Share at $25,000 liquidation
preference, end of period	$ 67,939	$ 60,696	$ 57,399	$ 65,817	$ 68,305	$ 69,008

1 Based on average shares outstanding.
2 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Annualized. Certain expenses incurred during the period January 1, 2009 to April 30, 2009 have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.91%, 1.89%,
1.89%, 1.89%, 7.09% and 6.53%, respectively.
6 Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

APRIL 30, 2010

Financial Highlights				BlackRock Strategic Municipal Trust (BSD)
		Period
		January 1,
	Year Ended	2009 to
	April 30,	April 30,		Year Ended December 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 10.95	$ 9.90	$ 14.27	$ 15.64	$ 15.68	$ 15.70
Net investment income	0.96[1]	0.32[1]	1.02[1]	1.07	1.07	1.14
Net realized and unrealized gain (loss)	1.96	1.00	(4.32)	(1.10)	0.28	0.07
Dividends to Preferred Shareholders from
net investment income	(0.03)	(0.02)	(0.26)	(0.32)	(0.29)	(0.20)
Net increase (decrease) from investment operations	2.89	1.30	(3.56)	(0.35)	1.06	1.01
Dividends to Common Shareholders from
net investment income	(0.84)	(0.25)	(0.81)	(1.02)	(1.10)	(1.03)
Net asset value, end of period	$ 13.00	$ 10.95	$ 9.90	$ 14.27	$ 15.64	$ 15.68
Market price, end of period	$ 12.95	$ 10.15	$ 8.19	$ 13.96	$ 18.69	$ 17.14
Total Investment Return[2]
Based on net asset value	27.36%	13.44%[3]	(25.70)%	(2.82)%	6.38%	6.67%
Based on market price	36.87%	27.11%[3]	(37.17)%	(20.44)%	16.29%	26.08%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.36%	1.49%[5]	1.54%	1.30%	1.31%	1.29%
Total expenses after fees waived and before fees
paid indirectly[4]	1.36%	1.48%[5]	1.45%	1.14%	1.07%	0.98%
Total expenses after fees waived and paid indirectly[4]	1.36%	1.48%[5]	1.45%	1.13%	1.04%	0.97%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[4,6]	1.26%	1.40%[5]	1.23%	1.13%	1.04%	0.97%
Net investment income[4]	7.91%	9.48%[5]	8.04%	7.12%	6.89%	7.23%
Dividends to Preferred Shareholders	0.22%	0.49%[5]	2.02%	2.12%	1.83%	1.26%
Net investment income to Common Shareholders	7.69%	8.99%[5]	6.02%	5.00%	5.06%	5.97%
Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$ 94,736	$ 79,820	$ 72,188	$ 103,882	$ 113,697	$ 113,684
Preferred Shares outstanding at $25,000 liquidation
preference, end of period (000)	$ 42,975	$ 47,750	$ 47,750	$ 62,000	$ 62,000	$ 62,000
Portfolio turnover	32%	6%	17%	21%	71%	96%
Asset coverage per Preferred Share at $25,000 liquidation
preference, end of period	$ 80,113	$ 66,791	$ 62,803	$ 66,904	$ 78,856	$ 70,847

1 Based on average shares outstanding.
2 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Annualized. Certain expenses incurred during the period January 1, 2009 to April 30, 2009 have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.91%, 1.89%,
1.89%, 1.89%, 7.09% and 6.53%, respectively.
6 Interest expense and fees related to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

44 ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Investment Quality Municipal Trust Inc. (“BKN”) is organized as a Maryland corporation. BlackRock Long-Term Municipal Advantage
Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock
Municipal Income Trust (“BFK”), BlackRock Pennsylvania Strategic
Municipal Trust (“BPS”) and BlackRock Strategic Municipal Trust (“BSD”)
(collectively, together with BKN, the “Trusts” or individually as the “Trust”)
are organized as Delaware statutory trusts. BKN, BKK, BFK and BSD are registered under the Investment Company Act of 1940, as amended (the
“1940 Act”), as diversified, closed-end management investment compa-
nies. BTA and BPS are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts’ financial state-
ments are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Board of Directors and the Board of Trustees of
the Trusts are referred to throughout this report as the “Board of Trustees”
or the “Board.” Each Trust determines, and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trusts’ policy is to fair value their financial instruments at market value, using independent dealers and pricing services selected under the supervision of the Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis)
are valued on the basis of prices provided by dealers or pricing services.
In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comp-
arable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by each Trust’s Board as reflecting fair value
("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The
Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such trans-
actions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such con-
ditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the
Trusts may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedules of
Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Trusts
leverage their assets through the use of tender option bond trusts (“TOBs”).
A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has con-
tributed bonds. A TOB typically issues two classes of beneficial interests:
short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of the Trust (1) to cause the holders of a pro-
portional share of the short-term floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Trust. The TOB may also be terminated without the consent of the Trust upon the occurrence of cer-
tain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Trust, which typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, there-
fore the municipal bonds deposited into a TOB are presented in the Trusts’
Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the
Statements of Assets and Liabilities.

Interest income from the underlying municipal bonds are recorded by the
Trusts on an accrual basis. Interest expense incurred on the secured bor-
rowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses and fees of the Trusts.
The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the
TOB for redemption at par at each reset date. At April 30, 2010, the aggre-
gate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (continued)

Underlying
Municipal
	Bonds	Liability
	Transferred	for Trust	Range of
	to TOBs	Certificates	Interest Rates
BKN	$ 21,389,309	$11,137,401	0.23% – 0.40%
BTA	$129,841,323	$86,090,000	0.23% – 0.51%
BKK	$ 5,480,800	$ 3,750,000	0.40%
BFK	$123,288,690	$68,583,501	0.21% – 0.45%
BPS	$ 4,488,226	$ 2,299,742	0.23% – 0.46%
BSD	$ 22,954,227	$12,396,382	0.21% – 0.40%

For the year ended April 30, 2010, the Trusts’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

		Daily
		Weighted
	Average Trust	Average
	Certificates	Interest
	Outstanding	Rate
BKN	$10,982,150	0.72%
BTA	$82,681,431	1.11%
BKK	$ 3,750,000	0.76%
BFK	$65,136,376	0.73%
BPS	$ 701,864	0.84%
BSD	$11,769,343	0.73%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and distributions to
Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trusts’ net asset value per share.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has require-
ments to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distribu-
tions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred
Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Trusts’ US federal tax returns remains open for the year ended
April 30, 2010, the period ended April 30, 2009 and the preceding three taxable years of the respective Trust. The statutes of limitations on each of the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3).
It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation tech-
niques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in
Level 3 fair value measurements, which are effective for fiscal years begin-
ning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Trusts’ financial statements and disclosures is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Trustees (“Independent Trustees”)
may defer a portion of their annual complex-wide compensation.
Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain
BlackRock Closed-End Funds selected by the Independent Trustees.
This has approximately the same economic effect for the Independent
Trustees as if the Independent Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each
Trust. Each Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to

46 ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (continued)

cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and
distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.
The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applica-
ble are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts may engage in various portfolio investment strategies both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty’s does not per-
form under the contract. To the extent amounts due to the Trusts from their counterparties are not fully collateralized contractually or otherwise, the
Trusts bear the risk of loss from counterparty non-performance. See Note 1
“Segregation and Collateralization” for information with respect to collateral practices. In addition, each Trust manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Counterparty risk related to exchange-traded finan-
cial futures contracts is minimal because of the protection against defaults provided by the exchanges on which they trade.

Financial Futures Contracts: The Trusts may purchase or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trusts as unrealized gains or losses. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

The Effect of Derivative Instruments of the Statements of Operations
Year Ended April 30, 2010*

Net Realized Gain (Loss) From

	BKN	BTA	BFK	BPS	BSD
Interest rate
contracts:
Financial
futures
contracts	$ (6,854)	$ (32,862)	$917,454	$ 17,063	$ 71,802

For the year ended April 30, 2010, the average quarterly balance of out-
standing derivative financial instruments was as follows:

	BKN	BTA	BFK	BPS	BSD
Financial futures
contracts:
Average
number of
contracts
purchased	4	46	70	1	13
Average
number of
contracts
sold	26	13	150	3	8
Average
notional
value of
contracts
purchased	$ 402,508	$5,429,258 $ 8,058,216		$ 57,501 $1,502,005
Average
notional
value of
contracts
sold	$3,042,397	$1,487,996 $17,745,366		$357,118 $	952,318

* As of April 30, 2010, there were no financial futures contracts outstanding.

3. Investment Advisory Agreement and Other Transactions

with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Trusts for 1940 Act purposes, but BAC and Barclays are not.

Each Trust entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each
Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates of each Trust’s average weekly net assets as follows:

BKN	0.35%
BTA	1.00%
BKK	0.50%
BFK	0.60%
BPS	0.60%
BSD	0.60%

Average weekly net assets for all of the Trusts, except BTA, is the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities. For BTA, average weekly net assets is the average weekly value of the Trust’s total assets minus the sum of its total liabilities.

The Manager has voluntarily agreed to waive a portion of the investment advisory fees as a percentage of average net assets as follows:

	Through	Rate
BTA	January 31, 2011	0.40%
	January 31, 2012	0.30%
	January 31, 2013	0.20%
	January 31, 2014	0.10%
BFK	July 31, 2009	0.10%
	July 31, 2010	0.05%

ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (continued)

For the year ended April 30, 2010, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

BTA	$567,931
BFK	$549,893

The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Trusts pay to the Manager indi-
rectly through their investment in affiliated money market funds; however, the Manager does not waive its advisory fees by the amount of investment advisory fees through its investment in other affiliated investment compa-
nies, if any. This amount is included in fees waived by advisor in the
Statements of Operations. For the year ended April 30, 2010, the amounts waived were as follows:

BKN	$ 8,791
BTA	$ 2,614
BKK	$ 3,357
BFK	$15,003
BPS	$ 2,180
BSD	$ 3,555

The Manager has entered into a separate sub-advisory agreement with
BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager.
The Manager pays BFM for services it provides, a monthly fee that is a per-
centage of the investment advisory fees paid by each Trust to the Manager.

BKN has an Administration Agreement with the Manager. The administration fee paid to the Manager is computed at an annual rate of 0.15% of the

Trust’s average weekly net assets including proceeds from the issuance of
Preferred Shares and TOBs.

For the year ended April 30, 2010, the Trusts reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BTA	$ 4,942
BKK	$ 9,005
BFK	$17,922
BPS	$ 858
BSD	$ 2,835

Certain officers and/or trustees of the Trusts are officers and/or directors of
BlackRock or its affiliates. The Trusts reimburse the Manager for compensa-
tion paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, including paydowns and excluding short-term securities, for the year ended April 30, 2010, were as follows:

	Purchases	Sales
BKN	$153,183,797	$148,788,254
BTA	$ 76,057,897	$ 67,156,173
BKK	$ 31,453,700	$ 25,557,794
BFK	$272,989,099	$273,903,009
BPS	$ 11,770,611	$ 7,942,486
BSD	$ 44,939,101	$ 45,902,121

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2010 attributable to amortization methods on fixed income securities and income recognized from pass-
through entities were reclassified to the following accounts:

	BKN	BTA	BFK	BSD
Undistributed net investment income	$ (35,949)	$ (63,480)	$ 2,172	$ (18,794)
Accumulated net realized loss	$ 35,949	$ 63,480	$ (2,172)	$ 18,794

The tax character of distributions paid during the fiscal year ended April 30, 2010, period ended April 30, 2009, and fiscal years ended October 31, 2008 and December 31, 2008 was as follows:

	BKN	BTA	BKK	BFK	BPS	BSD
Tax—Exempt Income
4/30/2010	$16,623,854	$ 9,208,155	$15,895,100	$42,585,886	$ 1,528,702	$ 6,302,528
4/30/2009	7,032,294	4,403,900	5,487,308	19,730,393	407,158	1,943,857
12/31/2008	—	—	21,045,740	—	1,818,032	7,766,914
10/31/2008	19,993,104	8,807,259	—	51,795,142	—	—
Ordinary Income
4/30/2009	$ 485,549	—	—	—	—	—
12/31/2008	—	—	$ 60,704	—	—	$ 20,253
10/31/2008	306,274	$ 541	—	$ 1,544,313	—	—
Total Distributions
4/30/2010	$16,623,854	$ 9,208,155	$15,895,100	$42,585,886	$ 1,528,702	$ 6,302,528
4/30/2009	$ 7,517,843	$ 4,403,900	$ 5,487,308	$19,730,393	$ 407,158	$ 1,943,857
12/31/2008	—	—	$21,106,444	—	$ 1,818,032	$ 7,787,167
10/31/2008	$20,299,378	$ 8,807,800	—	$53,339,455	—	—

48 ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (continued)
As of April 30, 2010, the tax components of accumulated net earnings (losses) were as follows:
	BKN	BTA	BKK	BFK	BPS	BSD
Undistributed tax—exempt income	$ 4,443,228	$ 2,590,796	$ 10,022,655	$ 9,556,456	$ 469,813	$ 1,390,198
Undistributed ordinary income	5,442	21,012	3,248	27,252	304	24,961
Capital loss carryforwards	(10,976,747)	(34,458,618)	(1,672,606)	(47,548,605)	(1,777,681)	(8,101,021)
Net unrealized gains/losses*	2,938,195	(8,585,534)	(1,989,259)	(4,839,888)	858,834	(1,934,012)
Total	$ (3,589,882)	$(40,432,344)	$ 6,364,038	$(42,804,785)	$ (448,730)	$ (8,619,874)

* The differences between book-basis and tax-basis net unrealized gains/losses were attributable primarily to the tax deferral of losses on wash sales, amortization methods for pre-
miums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.

As of April 30, 2010, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires April 30,	BKN	BTA	BKK	BFK	BPS	BSD
2011	—	—	—	$ 11,445,922	—	—
2012	—	—	—	15,775,833	—	$ 427,602
2013	—	—	$ 264,701	—	$ 133,646	1,011,077
2014	$ 728,359	$ 701,315	—	4,991,959	—	—
2015	—	—	524,725	606,017	—	—
2016	4,566,913	22,052,642	411,992	10,207,532	127,957	251,883
2017	4,506,796	6,882,935	—	2,065,704	929,529	4,028,776
2018	1,174,679	4,821,726	471,188	2,455,638	586,549	2,381,683
Total	$ 10,976,747	$ 34,458,618	$ 1,672,606	$ 47,548,605	$ 1,777,681	$ 8,101,021

6. Concentration, Market and Credit Risk:

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securi-
ties are owned by the Trusts; conditions affecting the general economy;
overall market changes; local, regional or global political, social or eco-
nomic instability; and currency and interest rate and price fluctuations.
Similar to credit risk, the Trusts may be exposed to counterparty risk, or the risk that an entity with which the Trusts have unsettled or open trans-
actions may default. The Trusts manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the finan-
cial stability of those counterparties. Financial assets, which potentially expose the Trusts to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Trusts’
exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’
Statements of Assets and Liabilities, less any collateral held by the Trusts.

7. Capital Share Transactions:

BKK, BFK, BPS and BSD are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, including Preferred Shares, all of which were initially classi-
fied as Common Shares, par value $0.01 per share. BTA is authorized to issue an unlimited number of Common Shares, par value $0.001 per share. BTA is also allowed to issue Preferred Shares but has not done so.
Each Board is authorized, however, to reclassify any unissued shares with-
out approval of Common Shareholders.

Common Shares

At April 30, 2010, the shares owned by an affiliate of the Manager of the
Trusts were as follows:

Shares
BTA	9,704
BKK	8,028

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year	Period
	Ended	Ended	Prior
	April 30,	April 30,	Year
	2010	2009	Ended*
BKN	58,180	—	138,790
BFK	152,317	31,369	152,320
BPS	—	—	1,436
BSD	1,237	—	6,166

* The prior year ended for BKN and BFK is October 31, 2008; and December 31, 2008
for BPS and BSD.

Shares issued and outstanding remained constant for BTA and BKK for the year ended April 30, 2010, and the period ended April 30, 2009, and for the year ended October 31, 2008 for BTA and for the year ended
December 31, 2008 for BKK.

ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (continued)

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles
Supplementary (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its
Preferred Shares at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred
Shares from time to time as provided in the applicable Governing
Instrument. Each Trust intends to effect such redemptions and/or repur-
chases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Trusts had the following series of Preferred Shares outstanding, effec-
tive yields and reset frequency as of April 30, 2010:

				Reset
		Preferred	Effective	Frequency
	Series	Shares	Yield	Days
BKN	T7	2,804	0.47%	7
	T28	2,234	0.46%	28
BKK	M7	2,318	0.49%	7
	W7	2,318	0.47%	7
	F7	2,318	0.49%	7
BFK	M7	2,167	0.49%	7
	T7	2,167	0.47%	7
	W7	2,167	0.47%	7
	R7	2,167	0.47%	7
	F7	2,167	0.49%	7
BPS	W7	653	0.47%	7
BSD	W7	1,719	0.47%	7

Dividends on seven-day and 28-day Preferred Shares are cumulative at a rate, which is reset every seven or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares is the higher of
110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P
30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.
The low, high and average dividend rates on the Preferred Shares for each
Trust for the year ended April 30, 2010 were as follows:

	Series	Low	High	Average
BKN	T7	0.26%	0.79%	0.45%
	T28	0.31%	0.75%	0.46%
BKK	M7	0.24%	0.79%	0.44%
	W7	0.26%	0.79%	0.45%
	F7	0.24%	0.76%	0.44%
BFK	M7	0.24%	0.79%	0.45%
	T7	0.26%	0.79%	0.45%
	W7	0.26%	0.79%	0.45%
	R7	0.24%	0.76%	0.44%
	F7	0.24%	0.76%	0.44%
BPS	W7	0.26%	0.79%	0.45%
BSD	W7	0.26%	0.79%	0.45%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.24% to
0.79% for the year ended April 30, 2010. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of
Preferred Shares. A failed auction occurs when there are more sellers of a
Trust’s auction rate preferred shares than buyers. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts may not declare dividends or make other distributions on
Common Shares or purchase any such shares if, at the time of the decla-
ration, distribution or purchase, asset coverage with respect to the out-
standing Preferred Shares is less than 200%.

The Trusts pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions and 0.15% on the aggregate principal amount of all shares that fail to clear their auctions.
Certain broker dealers have individually agreed to reduce commissions for failed auctions.

During the year ended April 30, 2010, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
BKN	T7	7/08/09	22	$ 550,000
	T28	7/08/09	18	$ 450,000
BFK	M7	7/14/09	178	$4,450,000
	T7	7/08/09	178	$4,450,000
	W7	7/09/09	178	$4,450,000
	R7	7/10/09	178	$4,450,000
	F7	7/13/09	178	$4,450,000
BPS	W7	7/09/09	20	$ 500,000
BSD	W7	7/09/09	191	$4,775,000

50 ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (concluded)

During the period ended April 30, 2009, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
BKN	T7	6/25/08	436	$10,900,000
	T28	7/09/08	348	$ 8,700,000
BKK	M7	6/24/08	50	$ 1,250,000
	W7	6/26/08	50	$ 1,250,000
	F7	6/30/08	50	$ 1,250,000
BFK	M7	6/24/08	656	$16,400,000
	T7	6/25/08	656	$16,400,000
	W7	6/26/08	656	$16,400,000
	R7	6/27/08	656	$16,400,000
	F7	6/30/08	656	$16,400,000
BPS	W7	6/26/08	27	$ 675,000
BSD	W7	6/26/08	570	$14,250,000

The Trusts financed the Preferred Share redemptions with cash received from TOB transactions.

Preferred Shares issued and outstanding remained constant for the year ended April 30, 2010 for BKK.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the
Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on June 1, 2010 to
Common Shareholders of record on May 14, 2010 as follows:

Common Dividend
Per Share
BKN	$0.08400
BTA	$0.05950
BKK	$0.06225
BFK	$0.07860
BPS	$0.07000
BSD	$0.07250

The dividends declared on Preferred Shares for the period May 1, 2010 to
May 31, 2010 were as follows:

		Dividends
	Series	Declared
BKN	T7	$25,072
	T28	$19,810
BKK	M7	$20,560
	W7	$20,631
	F7	$20,512
BFK	M7	$19,221
	T7	$19,377
	W7	$19,288
	R7	$18,925
	F7	$19,176
BPS	W7	$ 5,812
BSD	W7	$15,300

On June 1, 2010, BPS declared a dividend to Common Shareholders of record on June 15, 2010 of $0.07250 per share.

ANNUAL REPORT

APRIL 30, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of:
BlackRock Investment Quality Municipal Trust Inc.
BlackRock Long-Term Municipal Advantage Trust
BlackRock Municipal 2020 Term Trust
BlackRock Municipal Income Trust
BlackRock Pennsylvania Strategic Municipal Trust
BlackRock Strategic Municipal Trust (collectively
the “Trusts”):

We have audited the accompanying statements of assets and liabilities of
BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term
Municipal Advantage Trust, and BlackRock Municipal Income Trust, includ-
ing the schedules of investments, as of April 30, 2010, the related state-
ments of operations for the year then ended, the statement of cash flows for the year then ended for BlackRock Long-Term Municipal Advantage
Trust, the statements of changes in net assets for the year ended April 30,
2010, for the period November 1, 2008 to April 30, 2009 and for the year ended October 31, 2008, and the financial highlights for the periods pre-
sented. We have also audited the accompanying statements of assets and liabilities of BlackRock Municipal 2020 Term Trust, BlackRock Pennsylvania
Strategic Municipal Trust, and BlackRock Strategic Municipal Trust, includ-
ing the schedules of investments, as of April 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for year ended April 30, 2010, for the period January
1, 2009 to April 30, 2009 and for the year ended December 31, 2008, and the financial highlights for the periods presented. These financial state-
ments and financial highlights are the responsibility of the Trusts’ manage-
ment. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial report-
ing. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-Term
Municipal Advantage Trust, and BlackRock Municipal Income Trust as of
April 30, 2010, the results of their operations for the year then ended, the cash flows for the year then ended for BlackRock Long-Term Municipal
Advantage Trust, the changes in their net assets for the year ended April
30, 2010, for the period November 1, 2008 to April 30, 2009 and for the year ended October 31, 2008, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Municipal 2020 Term
Trust, BlackRock Pennsylvania Strategic Municipal Trust, and BlackRock
Strategic Municipal Trust as of April 30, 2010, the results of their opera-
tions for the year then ended, the changes in their net assets for the year ended April 30, 2010, for the period January 1, 2009 to April 30, 2009 and for the year ended December 31, 2008, and the financial highlights for the periods presented, in conformity with accounting principles gener-
ally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
June 28, 2010

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BKN, BTA, BKK,
BFK, BPS and BSD during the taxable year ended April 30, 2010 qualify as tax-exempt interest dividends for federal income tax purposes.

52 ANNUAL REPORT

APRIL 30, 2010

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of divi-
dends and capital gains reinvested by Computershare Trust Company, N.A.
(the “Plan Agent”) in the respective Trust’s shares pursuant to the Plan.
Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nomi-
nee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After BKN, BTA, BFK, BPS, and BSD declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either
(i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open mar-
ket, on the Trust’s primary exchange or elsewhere (“open-market pur-
chases”). If, on the dividend payment date, the net asset value per share
(“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market pre-
mium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated broker-
age commissions (such condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan
Agent will invest any un-invested portion in newly issued shares.

After BKK declares a dividend or determines to make a capital gain distri-
bution, the Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market, on BKK’s primary exchange or elsewhere (“open market purchases”). BKK will not issue any new shares under the Plan.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent’s open market purchases in connection with the reinvestment of divi-
dends and distributions. The automatic reinvestment of dividends and dis-
tributions will not relieve participants of any federal income tax that maybe payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the
Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078
or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT

APRIL 30, 2010

Officers and Trustees
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Trusts	a Trustee[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Non-Interested Trustees[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life	99 Funds	Arch Chemical
55 East 52nd Street	of the Board	1994	Insurance Company of America since 1998; Trustee, Educational Testing Service	97 Portfolios	(chemical and allied
New York, NY 10055	and Trustee		from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor,		products)
1946			The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer,
Harvard University since 2007; President and Chief Executive Officer, The Conference
Board, Inc. (global business research organization) from 1995 to 2007.

Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC (financial advisory firm) since 1987;	99 Funds	AtriCure, Inc.
55 East 52nd Street	the Board,	2007	Co-founder and Director of the Cooke Center for Learning and Development,	97 Portfolios	(medical devices);
New York, NY 10055	Chair of		(a not-for-profit organization) since 1987; Director of Enable Medical Corp.		Care Investment
1950	the Audit		from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.		Trust, Inc. (health
	Committee				care real estate
	and Trustee				investment trust)
Frank J. Fabozzi	Trustee and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in	99 Funds	None
55 East 52nd Street	Member of	1993	the Practice of Finance and Becton Fellow, Yale University, School of Management,	97 Portfolios
New York, NY 10055	the Audit		since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from
1948	Committee		1994 to 2006.
Kathleen F. Feldstein	Trustee	Since	President of Economics Studies, Inc. (private economic consulting firm) since	99 Funds	The McClatchy
55 East 52nd Street		2005	1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee	97 Portfolios	Company
New York, NY 10055			Emeritus thereof since 2008; Member of the Board of Partners Community		(publishing);
1941			Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners		Bell South
			HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member		(telecommunications);
			of the Visiting Committee to the Harvard University Art Museum since 2003; Director,		Knight Ridder
			Catholic Charities of Boston since 2009.		(publishing)
James T. Flynn	Trustee and	Since	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	99 Funds	None
55 East 52nd Street	Member of	2007		97 Portfolios
New York, NY 10055	the Audit
1939	Committee
Jerrold B. Harris	Trustee	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment)	99 Funds	BlackRock Kelso
55 East 52nd Street		2007	since 2000; Director of Delta Waterfowl Foundation since 2001; President and	97 Portfolios	Capital Corp.
New York, NY 10055			Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.		(business
1942					development
company)

54 ANNUAL REPORT

APRIL 30, 2010

Officers and Trustees (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Trusts	a Trustee[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Non-Interested Trustees[1] (concluded)
R. Glenn Hubbard	Trustee	Since	Dean, Columbia Business School since 2004; Columbia faculty member since	99 Funds	ADP (data and
55 East 52nd Street		2004	1988; Co-Director of Columbia Business School’s Entrepreneurship Program from	97 Portfolios	information services);
New York, NY 10055			1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President		KKR Financial
1958			of the United States from 2001 to 2003; Chairman, Economic Policy Committee		Corporation (finance);
			of the OECD from 2001 to 2003.		Metropolitan Life
Insurance Company
(insurance)
W. Carl Kester	Trustee and	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard Business	99 Funds	None
55 East 52nd Street	Member of	2007	School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance,	97 Portfolios
New York, NY 10055	the Audit		Harvard Business School from 2005 to 2006; Senior Associate Dean and
1951	Committee		Chairman of the MBA Program of Harvard Business School from 1999 to 2005;
Member of the faculty of Harvard Business School since 1981; Independent
Consultant since 1978.
[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment
Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Trusts’ board in
2007, each trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J.
Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P.
Robards, 1998.
Interested Trustees[3]
Richard S. Davis	Trustee	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State	169 Funds	None
55 East 52nd Street		2007	Street Research & Management Company from 2000 to 2005; Chairman of	298 Portfolios
New York, NY 10055			the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.
1945
Henry Gabbay	Trustee	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	169 Funds	None
55 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	298 Portfolios
New York, NY 10055			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation
1947			Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and the PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Effective January 1, 2010, Kent Dixon, a Trustee of the Trusts, retired.

Effective March 31, 2010, G. Nicholas Beckwith, III, a Trustee of the Trusts, resigned.

The Trusts’ Board of Trustees extends its best wishes to both Mr. Dixon and Mr. Beckwith.

ANNUAL REPORT

APRIL 30, 2010

Officers and Trustees (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Trusts	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
Anne Ackerley	Chief	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	Executive	2009[2]	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer
New York, NY 10055	Officer		of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000
1962			to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of
55 East 52nd Street		2007	Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965

1 Officers of the Trusts serve at the pleasure of the Boards.
2 Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

Investment Advisor	Custodian	Auction Agent	Accounting Agent	Legal Counsel
BlackRock Advisors, LLC	State Street Bank	Preferred Shares:	State Street Bank	Skadden, Arps, Slate,
Wilmington, DE 19809	and Trust Company	The Bank of	and Trust Company	Meagher & Flom LLP
	Boston, MA 02111	New York Mellon	Princeton, NJ 08540	New York, NY 10036
New York, NY 10286
Sub-Advisor	Transfer Agent		Independent Registered	Address of the Trusts
BlackRock Financial	Common Shares:		Public Accounting Firm	100 Bellevue Parkway
Management, Inc.	Computershare Trust		Deloitte & Touche LLP	Wilmington, DE 19809
New York, NY 10022	Company, N.A.		Princeton, NJ 08540
Canton, MA 02021

56 ANNUAL REPORT

APRIL 30, 2010

Additional Information

Trust Certification

Those Trusts listed for trading on the New York Stock Exchange (“NYSE”)
have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Trust filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net invest-
ment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the
Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month.
The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional
Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the
Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Funds and does not, and is not intended to, incorporate
BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us other-
wise. If you do not want the mailing of these documents to be combined with those for other members of your household, please
call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Aailability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762; (2) at
www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT

APRIL 30, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

58 ANNUAL REPORT

APRIL 30, 2010

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable
(the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof.
Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms.
Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms.
Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms.
Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section
11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
Municipal 2020	$28,200	$28,200	$3,500	$3,500	$6,100	$6,100	$0	$1,028
Term Trust

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the
Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-
approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Municipal 2020
Term Trust	$20,377	$418,128

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A)
of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies – The board of directors has delegated the voting of proxies for the Fund securities to the
Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the
Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee,
or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment
Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio
Management Group and/or the Investment Adviser’s Legal and Compliance Department and
concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the

Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2010.

(a)(1) The registrant is managed by a team of investment professionals comprised of F. Howard
Downs, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at
BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of
BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Downs, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2007, 2006 and 2006, respectively.

Portfolio Manager	Biography
F. Howard Downs	Director of BlackRock, Inc. since 2004; Vice President of BlackRock, Inc.
from 1999 to 2004.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock, Inc. since 2006; Managing Director of
Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006;
Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock, Inc. since 2006; Managing Director of
MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of April 30, 2010:

	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
F. Howard Downs	9	3	32	0	0	0
	$1.61 Billion	$127.3 Million	$992.9 Million	$0	$0	$0
Theodore R. Jaeckel, Jr.	72	0	0	0	0	0
	$19.58 Billion	$0	$0	$0	$0	$0
Walter O’Connor	72	0	0	0	0	0
	$19.58 Billion	$0	$0	$0	$0	$0
(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the
Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.
When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of April 30, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources.
Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-
based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and
Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of
BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.
BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g. Barclays Capital Municipal Bond
Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-
year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The
BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock,
Inc. common stock. Messrs. Jaeckel, O’Connor and Downs have each received awards under the
LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible
BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Jaeckel,
O’Connor and Downs have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the
BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan
(ESPP). The employer contribution components of the RSP include a company match equal to 50%
of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – April 30, 2010.

Portfolio Manager	Dollar Range of Equity Securities
Beneficially Owned
F. Howard Downs	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule
30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities
Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal 2020 Term Trust

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Municipal 2020 Term Trust

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Municipal 2020 Term Trust

Date: June 28, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal 2020 Term Trust

Date: June 28, 2010